Exhibit 10.30

ISO New England Inc. FERC Electric Tariff No. 3 Section II - Open Access Transmission Tariff Schedule 21-NU	Original Sheet No. 3200

SCHEDULE 21-NU

NORTHEAST UTILITIES COMPANIES

LOCAL SERVICE SCHEDULE

Issued by: Lisa J. Thibdaue Vice President, Rates Regulatory Affairs Northeast Utilities Companies Issued on: December 22, 2004	Effective: With notice, on or after February 1, 2005

I.

COMMON SERVICE PROVISIONS

1.

Definitions

1.1

Ancillary Services: see Tariff II.1.2

1.2

Annual Transmission Costs: The total annual cost of the Transmission System for purposes of Network Integration Transmission Service shall be the amount specified in Attachments NU-H and NU-I, until amended by the Companies or modified by the Commission.

1.3

Annual True Up: The reconciliation to actual costs and actual loads of the estimated costs and loads costs used for billing purposes under Section 7.0 of this Local Service Schedule for any Service Year.

1.4

Application: see Tariff II.1.4

1.5

Category A Load Ratio Share: Ratio of a Transmission Customer's Category A Network Load to the NU Companies’ total load computed in accordance with Sections 34.3 and 34.4 of the Network Integration Transmission Service under Part III of the Tariff and calculated on a rolling twelve month basis. Also referred to as “Load Ratio Share”.

1.6

Category B Load Ratio Share: Ratio of a Transmission Customer’s Category B Network Load for a state or area in which Localized Facilities are located to the monthly transmission system peak Load for the state or area, and calculated on a rolling twelve month basis. Category B Load Ratio share will be calculated for each state or area where Localized Facilities are located.

1.7

Commission: see Tariff I.2.2(c) & II.1.8

1.8

Completed Application: see Tariff II.1.9

1.9

Control Area: see Tariff II.1.11

1.10

Curtailment: see Tariff II.1.15

1.11

Delivering Party: see Tariff II.1.17

1.12

Designated Agent: see Tariff I.2.2(e). Also, the Designated Agent of the NU Companies is the Northeast Utilities Service Company ("NUSCO") which is a subsidiary of Northeast Utilities ("NU").

1.13

Direct Assignment Facilities: see Tariff II.1.18

1.14

Eligible Customer: see Tariff II.1.21

1.15

Facilities Study: see Tariff II.1.29

1.16

Firm Point-To-Point Transmission Service: see Tariff II.1.31

1.17

Good Utility Practice: see Tariff II.1.35

1.18

Hydro-Quebec Facilities: The Phase I and Phase II Direct Current facilities located between the United States/Canadian border, Comerford Substation in New Hampshire and the extension of the line to Sandy Pond Substation in Massachusetts.

1.19

Hydro-Quebec Load Ratio Share: Ratio of a Transmission Customer's monthly maximum usage of the Hydro-Quebec Facilities by its Network Load (expressed in kilowatts) to the average of the NU Companies’ twelve monthly maximum transfer limits (expressed in kilowatts) on its share of the Phase I and Phase II Direct Current Facilities for the calendar year prior to the Service Year.

1.20

Interest: The amount computed in accordance with the Commission’s regulations at 18 CFR §35.19a(a)(2)(iii). Interest on deposits and shall be calculated from the day the deposit check is credited to the NU Companies’ account.

1.21

Interruption: A reduction in non-firm transmission service due to economic reasons pursuant to Schedule 21 I.2(g)

1.22

Load Shedding: see Tariff II.1.49

1.23

Local Point-To-Point Service: see Tariff II.1.60

1.24

Localized Facilities: Facilities, the cost of which, the New England System Operator determines should not be included in Attachment F of the Tariff revenue requirements calculation.

1.25

Long-Term Firm Point-To-Point Transmission Service: see Tariff II.1.32 & II.1.65

1.26

Market Rule 1: see Tariff II.1.68

1.27

Native Load Customers: see Tariff II.1.78

1.28

NEPOOL: see Tariff II.1.80

1.29

NEPOOL Agreement: see Tariff II.1.81

1.30

NEPOOL Tariff: [deleted]

1.31

Network Customer: see Tariff II.1.82

1.32

Network Integration Transmission Service: Also referred to as Local Network Service. See Tariff II.1.58

1.33

Network Load: The load that a Network Customer designates for Network Integration Transmission Service. The Network Customer's Network Load shall include all load served by the output of any Network Resources designated by the Network Customer. A Network Customer may elect to designate less than its total load as Network Load but may not designate only part of the load at a discrete Point of Delivery. Where an Eligible Customer has elected not to designate a particular load at discrete points of delivery as Network Load, the Eligible Customer is responsible for making separate arrangements for any Point-To-Point Transmission Service that may be necessary for such non-designated load.

1.34

Network Operating Agreement: An executed agreement that contains the terms and conditions under which the Network Customer shall operate its facilities and the technical and operational matters associated with the implementation of Network Integration Transmission Service under Part III of the Tariff.

1.35

Network Operating Committee: [deleted]

1.36

Network Resource: see Tariff II.1.83

1.37

Network Upgrades: Modifications or additions to transmission-related facilities that are integrated with and support the NU Companies’ overall Transmission System for the general benefit of all users of such Transmission System.

1.38

New England System Operator: ISO New England, Inc.(“ISO”) or its successor entity.

1.39

Non-Firm Point-To-Point Transmission Service: see Tariff II.1.87

1.40

Non-PTF: Tariff II.1.89

1.41

.Open Access Same-Time Information System (OASIS): see Tariff II.1.92

1.42

Part I: [deleted]

1.43

Part II: [deleted]

1.44

Part III: [deleted]

1.45

Party(ies): The NU Companies and the Transmission Customer receiving service under the Tariff.

1.46

Point(s) of Delivery: see Tariff II.1.101

1.47

Point(s) of Receipt: see Tariff II.1.102

1.48

Point-To-Point Transmission Service: see Tariff II.1.103

1.49

Power Purchaser: see Tariff II.1.108

1.50

PTF or Pool Transmission Facilities: see Tariff II.1.109

1.51

Receiving Party: see Tariff II.1.116

1.52

Regional Transmission Group (RTG): [deleted]

1.53

Reserved Capacity: The maximum amount of capacity and/or energy that the NU Companies agrees to transmit for the Transmission Customer over the NU Companies’ Transmission System between the Point(s) of Receipt and the Point(s) of Delivery under Part II of the Tariff. Reserved Capacity shall be expressed in increments of 10 kW or greater on a sixty (60) minute interval (commencing on the clock hour) basis.

1.54

Service Agreement: see Tariff II.1.132

1.55

Service Commencement Date: see Tariff II.1.133

1.56

Short-Term Firm Point-To-Point Transmission Service: Firm Point-To-Point Transmission Service with a term of less than one year.

1.57

Service Year: The calendar year in which the Transmission Customer is receiving service under this Local Service Schedule.

1.58

System Impact Study: see Tariff II.1.136

1.59

Tariff: see Tariff I.2.2(hh)

1.60

Third-Party Sale: see Tariff II.1.137

1.61

Transmission Customer: see Tariff I.2.2(gg)

1.62

NU Companies: The Northeast Utilities Companies (or "NU Companies") which consists of The Connecticut Light and Power Company, Western Massachusetts Electric Company, Holyoke Water Power Company, Holyoke Power and Electric Company, and Public Service Company of New Hampshire, each an operating company of Northeast Utilities ("NU").

1.63

NU Companies’ Monthly Transmission System Peak: The maximum firm usage of the NU Companies Transmission System in a calendar month (this does not include load exclusively connected to PTF).

1.64

NU Companies’ Transmission System: The PTF and non-PTF facilities owned, controlled or operated by the NU Companies that are used to provide transmission service under this Local Service Schedule. This includes PTF facilities whose costs are not included in the regional rate.

1.65

Transmission Service: Point-To-Point Transmission Service provided under this Local Service Schedule on a firm and non-firm basis.

2.

Reservation Priority For Existing Firm Service Customers: see Schedule 21 Part I § 1.b

3.

Ancillary Services: Ancillary Services are needed with transmission service to maintain reliability within and among the Control Areas affected by the transmission service. The NU Companies are required to provide (or offer to arrange with the New England System Operator as discussed below), and the Transmission Customer is required to purchase, the following Ancillary Service (i) Scheduling, System Control and Dispatch.

The Transmission Customer serving load within the NU Companies’ Control Area shall also obtain the following ancillary services: (i) Reactive Supply and Voltage Control from Generation Sources, (ii) Regulation and Frequency Response, (iii) Energy Imbalance, (iv) Operating Reserve - Spinning, and (v) Operating Reserve - Supplemental.  The Transmission Customer serving load within the NU Companies’ Control Area is required to acquire the appropriate Ancillary Services, whether from the New England System Operator, NU Companies, another party, or by self-supply.

The Transmission Customer may not decline the NU Companies’ or the New England System Operator’s offers of appropriate Ancillary Services unless it demonstrates that it has acquired the Ancillary Services from another source. The Transmission Customer must list in its Application which Ancillary Services it will purchase from the NU Companies.

If the NU Companies are unable to provide Scheduling, System Control and Dispatch, the NU Companies can fulfill their obligation to provide this Ancillary Service by acting as the Transmission Customer's agent to secure this Ancillary Service from the New England System Operator. The Transmission Customer may elect to (i) have the NU Companies act as its agent to obtain Scheduling, System Control and Dispatch, (ii) secure Scheduling, System Control and Dispatch directly from the New England System Operator, or from a third party.

The NU Companies or New England System Operator shall specify the rate treatment and all related terms and conditions in the event of an unauthorized use of Ancillary Services by the Transmission Customer.

The specific Ancillary Services, prices and/or compensation methods are described on the Schedule that is attached to and made a part of the Tariff. Three principal requirements apply to discounts for Ancillary Services provided by the NU Companies in conjunction with their provision of transmission service as follows: (1) any offer of a discount made by the NU Companies must be announced to all Eligible Customers solely by posting on the OASIS, (2) any customer-initiated requests for discounts (including requests for use by one’s wholesale merchant or an affiliate’s use) must occur solely by posting on the OASIS, and (3) once a discount is negotiated, details must be immediately posted on the OASIS. A discount agreed upon for an Ancillary Service must be offered for the same period to all Eligible Customers on the NU Companies’ system

4.

Open Access Same-Time Information System (OASIS): see Tariff II.5

5.

Local Furnishing Bonds: see Tariff II.6

5.1

Facilities Financed by Local Furnishing Bonds see Tariff II.6.1

5.2

Alternative Procedures for Requesting Transmission Service see Tariff II.6.2

6.

Reciprocity: see Tariff II.7

7.

Billing and Payment

7.1

Billing Procedure: Within a reasonable time after the first day of each month, the NU Companies shall submit an invoice to the Transmission Customer for the charges for all services furnished under the Tariff during the preceding month.  The invoice shall be paid by the Transmission Customer within twenty (20) days of receipt. All payments shall be made in immediately available funds payable to the NU Companies, or by wire transfer to a bank named by the NU Companies.  Billing hereunder shall be based on cost estimates made by the NU Companies subject to Annual True-up when actual costs for the Service Year are known.  Such Annual True-up shall occur no later than six (6) months after the close of the Service Year to which the Annual True-up relates.

7.2

Interest on Unpaid Balances: Interest on any unpaid amounts (including amounts placed in escrow) shall be calculated in accordance with the methodology specified for interest on refunds in the Commission's regulations at 18 C.F.R. § 35.19a(a)(2)(iii). Interest on delinquent amounts shall be calculated from the due date of the bill to the date of payment. When payments are made by mail, bills shall be considered as having been paid on the date of receipt by the NU Companies.

7.3

Customer Default: In the event the Transmission Customer fails, for any reason other than a billing dispute as described below, to make payment to the NU Companies on or before the due date as described above, and such failure of payment is not corrected within thirty (30) calendar days after the NU Companies notifies the Transmission Customer to cure such failure, a default by the Transmission Customer shall be deemed to exist. Upon the occurrence of a default, the NU Companies may initiate a proceeding with the Commission to terminate service but shall not terminate service until the Commission so approves any such request. In the event of a billing dispute between the NU Companies and the Transmission Customer, the NU Companies will continue to provide service under the Service Agreement as long as the Transmission Customer (i) continues to make all payments not in dispute, and (ii) pays into an independent escrow account the portion of the invoice in dispute, pending resolution of such dispute. If the Transmission Customer fails to meet these two requirements for continuation of service, then the NU Companies may provide notice to the Transmission Customer of its intention to suspend service in sixty (60) days, in accordance with Commission policy. Neither Party shall have the right to challenge any monthly bill or to bring any court or administrative action of any kind questioning the propriety of any bill after a period of twenty four (24) months from the date the bill was due; provided, however, that in the case of a bill based on estimates, such twenty-four month period shall run from the due date of the final adjusted bill.

7.4

Transmission Customer Right to Audit: The NU Companies shall keep complete and accurate accounts and records with respect to their performance under this Local Service Schedule and shall maintain such data for a period of at least one (1) year after final billing for audit by a Transmission Customer. The Transmission Customer shall provide 30 days written notice to the NU Companies to request an audit of all such relevant accounts and records for a specific time period. The Transmission Customer shall have the right, during normal business hours and at its own expense, to examine, inspect and make copies of all such accounts and records at such offices where such accounts and records are maintained, insofar as may be necessary for the purpose of ascertaining the reasonableness and accuracy of all relevant data, estimates or statement of charges submitted hereunder. The records supplied to a Transmission Customer for auditing purposes hereunder shall be limited to those portions of such accounts and records that relate to such Transmission Customer’s transmission service(s) purchased under this Local Service Schedule for said calendar year.

8.

Accounting for the NU Companies’ Use of the Tariff: The NU Companies shall record the following amounts, as outlined below.

8.1

Transmission Revenues: See Tariff II.8.5.

8.2

Study Costs and Revenues: See Tariff II.8.5.

8.3

ISO Payments/Revenues: Include in separate operating accounts or subaccounts payments made or revenues received under the Tariff.

9.

Regulatory Filings: Nothing contained in the Tariff or any Service Agreement shall be construed as affecting in any way the right of the NU Companies to unilaterally make application to the Commission for a change in rates, terms and conditions, charges, classification of service, Service Agreement, rule or regulation under Section 205 of the Federal Power Act and pursuant to the Commission's rules and regulations promulgated thereunder.

Nothing contained in the Tariff or any Service Agreement shall be construed as affecting in any way the ability of any Party receiving service under the Tariff to exercise its rights under the Federal Power Act and pursuant to the Commission's rules and regulations promulgated there under.

10.

Force Majeure and Indemnification

10.1

Force Majeure: See Schedule 21 Preamble.

10.2

Indemnification: See Schedule 21 Preamble.

11.

Creditworthiness:

For the purpose of determining the ability of the Transmission Customer to meet its obligations related to service hereunder, the NU Companies may require reasonable credit review procedures. This review shall be made in accordance with standard commercial practices. In addition, the NU Companies may require the Transmission Customer to provide and maintain in effect during the term of the Service Agreement, an unconditional and irrevocable letter of credit from an institution rated “A” or better by S&P or “A3” or better by Moody’s as security to meet its responsibilities and obligations under the Tariff, or an alternative form of security proposed by the Transmission Customer and acceptable to the NU Companies and consistent with commercial practices established by the Uniform Commercial Code that protects the NU Companies against the risk of nonpayment.

12.

Dispute Resolution Procedures

12.1

Internal Dispute Resolution Procedures see Tariff I.6

12.2

External Arbitration Procedures Deleted

12.3

Arbitration Decisions Deleted

12.4

Costs Deleted

12.5

Rights Under The Federal Power Act: Nothing in this section shall restrict the rights of any party to file a Complaint with the Commission under relevant provisions of the Federal Power Act.

II.

POINT-TO-POINT TRANSMISSION SERVICE

Preamble

see Schedule 21 § 1

13.

Nature of Firm Point-To-Point Transmission Service

13.1

Schedule 21 Term: see Schedule 21 § 1(a)

13.2

Reservation Priority see Schedule 21 § 1(b)

13.3

Use of Firm Transmission Service by the NU Companies: see Schedule 21 § 1(c)

13.4

Service Agreements: see Schedule 21 § 1(d)

13.5

Transmission Customer Obligations for Facility Additions or Redispatch Costs: see Schedule 21 § 1(e)

13.6

Curtailment of Firm Transmission Service: see Schedule 21 § 1(f)

13.7

Classification of Firm Transmission Service:

(a)

see Schedule 21 I.1(g)(i)

(b)

see Schedule 21 I.1(g)(ii)

(c)

see Schedule 21 I.1(g)(iii). Also, the Transmission Customer will be billed for its Reserved Capacity under the terms of Schedule NU-2 , as appropriate, for Long and Short-Term Firm Point-To-Point Transmission Service. For Firm Point-To-Point Transmission Service over the Hydro-Quebec Facilities, the Transmission Customer will be billed for its Reserved Capacity under the terms Schedule HQ-STF or Schedule HQ-LTF, as appropriate, of Supplement No. 1 to the Tariff. The Transmission Customer may not exceed its firm capacity reserved at each Point of Receipt and each Point of Delivery except as otherwise specified in Section 22. In the event that a Transmission Customer (including Third-Party Sales by the NU Companies) exceeds its firm Reserved Capacity at any Point of Receipt or Point of Delivery (except as otherwise specified in Section 22), the Transmission Customer shall pay, for each day 200% of the charge which is otherwise applicable for such excess, the daily Schedule NU-2, or if applicable, the daily Schedule HQ-STF for the maximum amount that the Transmission Customer exceeds its firm Reserved Capacity at any Point of Receipt or Point of Delivery in that day.  In the event that the Non-Firm Transmission Service provided to the Transmission Customer for Secondary Receipt and Delivery Points pursuant to Section 22.1 of the Tariff exceeds the capacity reservation under which services are provided, the Transmission Customer shall pay 200% of the charge which is otherwise applicable, for each hour of such excess, the hourly ceiling Schedule NU-3 or, if applicable, the hourly ceiling Schedule HQ-NF charge for the maximum amount that the Transmission Customer exceeds its capacity reservation in that hour.

13.8

Scheduling of Firm Point-To-Point Transmission Service: See Schedule 21 I.1(h). Also; The System Operator will dispatch all resources subject to its control, pursuant to Market Rule 1, in order to meet load and to accommodate external transactions. Resources within the New England Control Area using Firm Point-to-Point Transmission Service shall be dispatched based on economic merit in accordance with Market Rule 1 and will have no physical scheduling or dispatch rights. Transmission Customers will be charged for congestion costs and any other costs associated with such dispatch in accordance with Market Rule 1.

14.

Nature of Non-Firm Point-To-Point Transmission Service

14.1

Term: see Schedule 21 § 2(a)

14.2

Reservation Priority: see Schedule 21 § 2(b)

14.3

Use of Non-Firm Point-To-Point Transmission Service by the NU Companies: see Schedule 21 § 2(c)

14.4

Service Agreements: see Schedule 21 § 2(d)

14.5

Classification of Non-Firm Point-To-Point Transmission Service: see Schedule 21 § 2(e); Also, in the event that a Transmission Customer (including Third-Party Sales by the NU Companies) exceeds its non-firm capacity reservation at any Point of Receipt or Point of Delivery, the Transmission Customer shall pay, for each hour of such excess, 200% of the applicable charge for the maximum amount that the Transmission Customer exceeds its capacity reservation in that hour. Non-Firm Point-To-Point Transmission Service shall include transmission of energy on an hourly basis and transmission of scheduled short-term capacity and/or energy on a daily, weekly or monthly basis, but not to exceed one month's reservation for any one Application, under Schedule NU-3 or, if applicable, under Schedule HQ-NF.

14.6

Scheduling of Non-Firm Point-To-Point Transmission Service: see Schedule 21 § 2(f)

14.7

Curtailment or Interruption of Service: see Schedule 21 § 2(g)

15.

Service Availability

15.1

General Conditions: see Schedule 21 § 3(a)

15.2

Determination of Available Transmission Capability: see Schedule 21 § 3(b)

15.3

Initiating Service in the Absence of an Executed Service Agreement: see Schedule 21 § 3(c)

15.4

Obligation to Provide Transmission Service that Requires Expansion or Modification of the Transmission System: see Schedule 21 § 3(d)

15.5

Deferral of Service: see Schedule 21 § 3(e)

15.6

Other Transmission Service Schedules: see Schedule 21 § 3(f)

15.7

Real Power Losses: Real Power Losses are associated with all transmission service. The NU Companies are not obligated to provide Real Power Losses.  The Transmission Customer is responsible for replacing losses associated with all transmission service as determined under Market Rule 1. The applicable Real Power Loss factors are as follows:

The amount of transmission losses incurred in transmitting power from the POR(s) to the POD(s) ("Loss Amount") shall be determined from time to time by the New England System Operator in accordance with ISO procedures applicable at the time of delivery. The Loss Amounts, when determined by the New England System Operator, shall be posted on the NU Companies’ Open Access Same-Time Information System ("OASIS"). In the event that the New England System Operator, for any reason, does not determine the entire Loss Amount, the losses not determined by the New England System Operator shall be based on average system losses as set forth below:

Cumulative Losses in Percent

POR/POD	Peak*	Off-Peak	24 Hr. Avg.

Bulk Transmission	1.98	2.42	2.21

Bulk Substation	2.46	2.92	2.70

Pri. Distribution	4.58	4.50	4.54

*Peak hours are defined as 0700-2300, Monday-Friday; Off-Peak hours are all other hours.

16.

Transmission Customer Responsibilities:

16.1

Conditions Required of Transmission Customers: See Schedule 21 § 4(a)

16.2

Transmission Customer Responsibility for Third-Party Arrangements: See Schedule 21 § 4(b)

17.

Procedures for Arranging Firm Point-To-Point Transmission Service

17.1

Application: see Schedule 21 § 5(a)

17.2

Completed Application: See Schedule 21 § 5(b)

17.3

Deposit:   A Completed Application for Firm Point-To-Point Transmission Service also shall include a deposit of either three month's charge for Reserved Capacity or the full charge for Reserved Capacity for service requests of less than one month. see Schedule 21 § 5(c)

17.4

Notice of Deficient Application: see Schedule 21 § 5(d)

17.5

Response to a Completed Application: see Schedule 21 § 5(e)

17.6

Execution of Service Agreement: see Schedule 21 § 5(f)

17.7

Extensions for Commencement of Service: see Schedule 21 § 5(g)

18.

Procedures for Arranging Non-Firm Point-To-Point Transmission Service: Schedule 21

18.1

Application: see Schedule 21 § 6(a)

18.2

Completed Application: see Schedule 21 § 6(b)

18.3

Reservation of Non-Firm Point-To-Point Transmission Service: see Schedule 21 § 6(c)

18.4

Determination of Available Transmission Capability: see Schedule 21 § 6(d)

19.

Additional Study Procedures For Firm Point-To-Point Transmission Service Requests: Schedule 21

19.1

Notice of Need for System Impact Study: see Schedule 21 § 7(a)

19.2

System Impact Study Agreement and Cost Reimbursement: see Schedule 21 § 7(b)

19.3

System Impact Study Procedures: see Schedule 21 § 7(c)

19.4

Facilities Study Procedures: see Schedule 21 § 7(d)

19.5

Facilities Study Modifications: see Schedule 21 § 7(e)

19.6

Due Diligence in Completing New Facilities: see Schedule 21 § 7(f)

19.7

Partial Interim Service: see Schedule 21 § 7(g)

19.8

Expedited Procedures for New Facilities: see Schedule 21 § 7(h)

20.

Procedures if The NU Companies are Unable to Complete New Transmission Facilities for Firm Point-To-Point Transmission Service:

20.1

Delays in Construction of New Facilities: see Schedule 21 § 8(a)

20.2

Alternatives to the Original Facility Additions: see Schedule 21 § 8(b)

20.3

Refund Obligation for Unfinished Facility Additions: see Schedule 21 § 8(c)

21.

Provisions Relating to Transmission Construction and Services on the Systems of Other Utilities

21.1

Responsibility for Third-Party System Additions: see Schedule 21 § 9(a)

21.2

Coordination of Third-Party System Additions: see Schedule 21 § 9(b)

22.

Changes in Service Specifications

22.1

Modifications On a Non-Firm Basis: see Schedule 21 § 10(a)

22.2

Modification On a Firm Basis: see Schedule 21 § 10(b)

23.

Sale or Assignment of Transmission Service:

23.1

Procedures for Assignment or Transfer of Service: see Schedule 21 § 11(a)

23.2

Limitations on Assignment or Transfer of Service: see Schedule 21 § 11(b)

23.3

Information on Assignment or Transfer of Service: see Schedule 21 § 11(c)

24. Metering and Power Factor Correction at Receipt and Delivery Points(s):

24.1

Transmission Customer Obligations: see Schedule 21 § 12(a)

24.2

NU Companies Access to Metering Data: see Schedule 21 § 12(b)

24.3

Power Factor: see Schedule 21 § 12(c)

25.

Compensation for Transmission Service

The Transmission Customers taking Point-To-Point Transmission Service shall pay the NU Companies for any Direct Assignment Facilities, Ancillary Services and applicable study costs, along with the following:

25.1

Rates and Charges for Transmission Service: Rates for Firm and Non-Firm Point-To-Point Transmission Services are provided in the Attachments appended to this Local Service Schedule: Firm Point-To-Point Transmission Services (Schedule NU-2); and Non-Firm Point-To-Point Transmission Services (Schedule NU-3).

25.2

Rates for Firm and Non-Firm Point-To-Point Transmission Services Rates for Firm and Non-Firm Point to Point Transmission Services shall be determined as set forth in Attachments NU-2 and NU-3 of this Local Service Schedule on the basis of estimated costs for each Service Year until the actual costs for such Service Year are determined. Thereafter, payments made on such estimated costs shall be recalculated based on actual data for that Service Year, and an appropriate billing adjustment shall be made pursuant to Section 7 of this Local Service Schedule. Rates for Firm and Non-Firm Point-To-Point Transmission Service over the Hydro-Quebec Facilities are provided in Supplement No. 1 to the Tariff. The NU Companies shall use Part II of the Tariff to make their Third-Party Sales. The NU Companies shall account for such use at the applicable Tariff rates, pursuant to Section 8 of this Local Service Schedule.  Within 60 days following the Commission's issuance of a order accepting and approving a transmission tariff for the New England RTO, the NU Companies will submit a compliance filing in order to conform, as necessary, the provisions in this Local Service Schedule regarding the charges for Localized Facilities (including the Category B Formula Rate referenced in Appendix B to Attachments NU-2 and NU-3) to the provisions of the RTO Tariff, including any necessary conforming changes relating to the specification of the customers subject to Category B charges. The proceeding on such compliance filing will be for the limited purpose of reviewing such filing. The NU Companies will not charge any Transmission Customers under the Category B Formula Rate until such compliance filing has been accepted and approved.

26.

Stranded Cost Recovery: see Schedule 21 Part I Preamble

27.

Compensation for New Facilities and Redispatch Costs: see Schedule 21 Part I § 14

III.

NETWORK INTEGRATION TRANSMISSION SERVICE

Preamble

see Schedule 21 Part II Preamble

28.

Nature of Local Network Integration Transmission Service

28.1

Scope of Service: see Schedule 21 Part II § 2(c)

28.2

NU Companies’ Responsibilities: see Schedule 21 Part II § 2(d)

28.3

Network Integration Transmission Service: see Schedule 21 Part II § 2(e)

28.4

Secondary Service: see Schedule 21 Part II § 2(g)

28.5

Real Power Losses: Real Power Losses are associated with all transmission service. The NU Companies are not obligated to provide Real Power Losses.  The Network Customer is responsible for replacing losses associated with all transmission service as determined under Market Rule 1. The applicable Real Power Loss factors are as follows:

The amount of transmission losses incurred in transmitting power across the NU Companies’ Transmission System to the Network Customer's Network Load shall be determined from time to time by the New England System Operator in accordance with ISO procedures applicable at the time of delivery. The Loss Amounts, when determined by the New England System Operator, shall be posted on the Open Access Same-Time Information System ("OASIS"). In the event that the New England System Operator, for any reason, does not determine the entire Loss Amount, the losses not determined by the New England System Operator shall be based on average system losses as set forth below:

Cumulative Losses in Percent

POR/POD	Peak*	Off-Peak	24 Hr. Avg.

Bulk Transmission	1.98	2.42	2.21

Bulk Substation	2.46	2.92	2.70

Pri. Distribution	4.58	4.50	4.54

*Peak hours are defined as 0700-2300, Monday-Friday; Off-Peak hours are all other hours.

28.6

Restrictions on Use of Service: see Schedule 21 Part II § 2(h)

29.

Initiating Service:

29.1

Condition Precedent for Receiving Service: see Schedule 21 Part II § 3(a)

29.2

Application Procedures: see Schedule 21 Part II § 3(b)

29.3 Technical Arrangements to be Completed Prior to Commencement of Service: see Schedule 21 Part II § 3(c)

29.4

Network Customer Facilities: see Schedule 21 Part II § 3(d)

29.5

Filing of Service Agreement: see Schedule 21 Part II § 3(e)

30.

Network Resources

30.1

Designation of Network Resources: see Schedule 21 Part II § 4(a)

30.2

Designation of New Network Resources: see Schedule 21 Part II § 4(b)

30.3

Termination of Network Resources: see Schedule 21 Part II § 4(c)

30.4

Operation of Network Resources: Deleted

30.5

Network Customer Redispatch Obligation: see Schedule 21 Part II § 4(d)

30.6

Transmission Arrangements for Network Resources Not Physically Interconnected With The NU Companies: see Schedule 21 Part II § 4(e)

30.7

Limitation on Designation of Network Resources: see Schedule 21 Part II § 4(f)

30.8

Use of Interface Capacity by the Network Customer: There is no limitation upon a Network Customer's use of the NU Companies’ Transmission System at any particular interface to integrate the Network Customer's Network Resources (or substitute economy purchases) with its Network Loads. However, a Network Customer's use of the NU Companies’ total interface capacity with other transmission systems may not exceed the Network Customer's Load.

30.9

Network Customer Owned Transmission Facilities: see Schedule 21 Part II § 4(g)

31.

Designation of Network Load

31.1

Network Load: see Schedule 21 Part II § 5(a)

31.2

New Network Loads Connected With the NU Companies: see Schedule 21 Part II § 5(b)

31.3

Network Load Not Physically Interconnected with the NU Companies: see Schedule 21 Part II § 5(c)

31.4

New Interconnection Points: see Schedule 21 Part II § 5(d)

31.5

Changes in Service Requests: see Schedule 21 Part II § 5(e)

31.6

Annual Load and Resource Information Updates: see Schedule 21 Part II § 5(f)

32.

Additional Study Procedures For Network Integration

Transmission Service Requests

32.1

Notice of Need for System Impact Study: see Schedule 21 Part II § 6(a)

32.2

System Impact Study Agreement and Cost Reimbursement: see Schedule 21 Part II § 6(b)

32.3

System Impact Study Procedures: see Schedule 21 Part II § 6(c)

32.4

Facilities Study Procedures: see Schedule 21 Part II § 6(d)

33.

Load Shedding and Curtailments:

33.1

Procedures: see Schedule 21 Part II § 7(a)

33.2

Transmission Constraints: see Schedule 21 Part II § 7(b)

33.3

Cost Responsibility for Relieving Transmission Constraints: see Schedule 21 Part II § 7(c)

33.4

Curtailments of Scheduled Deliveries: see Schedule 21 Part II § 7(d)

33.5

Allocation of Curtailments: see Schedule 21 Part II § 7(e)

33.6

Load Shedding: see Schedule 21 Part II § 7(f)

33.7

System Reliability: see Schedule 21 Part II § 7(g)

34.

Rates and Charges

The Network Customer shall pay the NU Companies for any Direct Assignment Facilities, Ancillary Services, and applicable study costs, consistent with Commission policy, along with the following:

34.1

Rates and Charges Rates for Network Integration Transmission Service shall be determined as set forth in Schedule NU-4 on the basis of estimated costs for each Service Year until the actual costs for such Service Year are determined.  Thereafter, payments made on such estimated costs shall be recalculated based on actual data for that Service Year, and an appropriate billing adjustment shall be made pursuant to Section 7 of this Local Service Schedule.

34.2

Eligible Customers Taking Service Under the ISO Tariff: Any Eligible Customer taking Regional Network Service under the ISO Tariff in a state or  area in which Localized Facilities are located, and which is not subject to the Monthly Demand Charges set forth in Section 34.3 of this Local Service Schedule, shall pay to the NU Companies the customer’s Category B Load Ratio Share of the Formula Requirements as calculated in Schedule NU-4, Appendix B for such state or area. The NU Companies shall file a Service Agreement under this Local Service Schedule, in the form set forth in Attachment NU-E, to recover such charges from such customer. The NU Companies shall not charge any such customer any such costs until such Service Agreement has been accepted by the Commission.

34.3

Monthly Demand Charge: The Network Customer shall pay monthly Demand Charges, which shall be determined by multiplying its Category A Load Ratio Share times one twelfth (1/12) of the Formula Requirements in Schedule NU-4, Appendix A, and by multiplying its Category B Load Ratio Share for each state or area in which localized Facilities are located times one twelfth (1/12) of the Formula Requirements in Schedule NU-4, Appendix B for such state or area.  For Network Service over the Hydro-Quebec Facilities, the Network Customer shall pay a monthly Demand Charge, which shall be determined by multiplying its Hydro-Quebec Load Ratio Share times one twelfth (1/12) of the NU Companies’ Hydro-Quebec Annual Transmission Revenue Requirement

specified in Attachment HQ-NETWORK of Supplement No. 1 to this local service schedule.

Within 60 days following the Commission's issuance of a order accepting and approving a transmission tariff for the New England RTO, the NU Companies will submit a compliance filing in order to conform, as necessary, the provisions in this Local Service Schedule regarding the charges for Localized Facilities (including the Category B Formula Rate referenced in Appendix B to Schedule NU-4) to the provisions of the Tariff, including any necessary conforming changes relating to the specification of the customers subject to Category B charges. The proceeding on such compliance filing will be for the limited purpose of reviewing such filing. The NU Companies will not charge any Transmission Customers under the Category B Formula Rate until such compliance filing has been accepted and approved.

34.4

Determination of Network Customer's Monthly Network Load: The Network Customer's Monthly Category A Network Load is its hourly load (including its designated Network Load not physically interconnected with the NU Companies under Schedule 21 Part II § 5) coincident with the NU Companies’ Monthly Transmission System Peak.

The Network Customer’s Monthly Category B Load for a state or area in which Localized Facilities are located is its hourly load in such state or area coincident with the monthly transmission system peak load for such state or area.

34.5

Determination of NU Companies’ Monthly Transmission System Load:

The NU Companies’ Monthly Transmission System Category A Load is the NU Companies’ Monthly Transmission System Peak minus the coincident peak usage of all Firm Point-To-Point Transmission Service customers pursuant to this Local Service Schedule plus the Reserved Capacity of all Firm Point-To-Point Transmission Service customers.<FN1>

The NU Companies’ Monthly Transmission System Category B Load for a state or area in which Localized Facilities are located is the monthly transmission system peak load for such state or area.1

34.6

Redispatch Charge: The Network Customer shall pay its Load Ratio Share of any redispatch costs allocated between the Network Customer and the NU Companies pursuant to Schedule 21 Part II § 7. To the extent that the NU Companies incurs an obligation to the Network Customer for redispatch costs in accordance with Section 33, such amounts shall be credited against the Network Customer's bill for the applicable month.

34.7

Stranded Cost Recovery: See Schedule 21 Part II § 2(b)

35.

Operating Arrangements

35.1

Operation under The Network Operating Agreement: The Network Customer shall plan, construct, operate and maintain its facilities in accordance with Good Utility Practice and in conformance with the Network Operating Agreement.

35.2

Network Operating Agreement: The terms and conditions under which the Network Customer shall operate its facilities and the technical and operational matters associated with the implementation of Part III of the Tariff shall be specified in the Network Operating Agreement. The Network Operating Agreement shall provide for the Parties to (i) operate and maintain equipment necessary for integrating the Network Customer within the NU Companies’ Transmission System (including, but not limited to, remote terminal units, metering, communications equipment and relaying equipment), (ii) transfer data between the NU Companies and the Network Customer (including, but not limited to, heat rates and operational characteristics of Network Resources, generation schedules for units outside the NU Companies’ Transmission System, interchange schedules, unit outputs for redispatch required under Section 33, voltage schedules, loss factors and other real time data), (iii) use software programs required for data links and constraint dispatching, (iv) exchange data on forecasted loads and resources necessary for long-term planning, and (v) address any other technical and operational considerations required for implementation of Part III of the Tariff, including scheduling protocols. The Network Operating Agreement will recognize that the Network Customer shall either (i) operate as a Control Area under applicable guidelines of the North American Electric Reliability Council (NERC) and the Northeast Power Coordinating Council (NPCC), (ii) satisfy its Control Area requirements, including all necessary Ancillary Services, by contracting with the NU Companies, or (iii) satisfy its Control Area requirements, including all necessary Ancillary Services, by contracting with another entity, consistent with Good Utility Practice, which satisfies NERC and NPCC requirements. The NU Companies shall not unreasonably refuse to accept contractual arrangements with another entity for Ancillary Services. The Network Operating Agreement is included in Attachment NU-G.

35.3

Network Operating Committee: A Network Operating Committee (Committee) shall be established to coordinate operating criteria for the Parties' respective responsibilities under the Network Operating Agreement. Each Network Customer shall be entitled to have at least one representative on the Committee. The Committee shall meet from time to time as need requires, but no less than once each calendar year.

SCHEDULE NU-1

Scheduling, System Control and Dispatch Service

This service is required to schedule the movement of power through, out of, within, or into a Control Area. This service can be provided only by the operator of the Control Area in which the transmission facilities used for transmission service are located. Scheduling, System Control and Dispatch Service is to be provided directly by the NU Companies (if the NU Companies are the Control Area operator) or indirectly by the NU Companies making arrangements with the New England System Operator that performs this service for the NU Companies’ Transmission System. The Transmission Customer must purchase this service from the NU Companies or the New England System Operator. The charges for Scheduling, System Control and Dispatch Service are to be based on the rates set forth below. To the extent the New England System Operator performs this service for the NU Companies, charges to the Transmission Customer are to reflect only a pass-through of the costs charged to the NU Companies by that New England System Operator.

Each Point-To-Point Transmission Customer under this Local Service Schedule will be charged for Transmission Scheduling, System Control and Dispatch Services for the total Reserved Capacity specified in each reservation for Point-To-Point Transmission Service made under this Local Service Schedule at the rates set forth in Appendix A of this Schedule NU-1.

Each Network Customer under this Local Service Schedule will be charged a monthly Transmission Scheduling, System Control and Dispatch Service Demand Charge, which shall be determined by multiplying its Load Ratio Share times one twelfth (1/12) of the Formula Requirements specified in Appendix B of this Schedule NU-1.

Each Transmission Customer with generation within the New England Control Area shall be required also to provide for Scheduling, System Control and Dispatch Service for that generation. It is anticipated that the Transmission Customer will obtain these services from the ISO. The NU Companies will make available Generation Scheduling, System Control and Dispatch Service at the rates set forth in Appendix C of this Schedule NU-1.

Each Transmission Customer with generation located outside of the New England Control Area shall be required to provide for Scheduling, System Control and Dispatching Service for that generation. It is anticipated that the Transmission Customer will obtain these services by contracting for these services from the provider of these services within the Control Area where the generation is located.

The NU Companies shall have the right, at any time, unilaterally to file for a change in any of the provisions of this Schedule NU-1 in accordance with Section 205 of the Federal Power Act and the Commission's implementing regulations.

SCHEDULE NU-1

Appendix A

DETERMINATION OF

THE NU COMPANIES' POINT-TO-POINT FORMULA RATE

FOR TRANSMISSION SCHEDULING, SYSTEM CONTROL AND DISPATCH

SERVICE

The NU Companies' Formula Rate for Point-To-Point Transmission Scheduling, System Control

and Dispatch Service ("Formula Rate") is an annual rate determined from the following formula.

Formula Ratei = (Ai-1 – Bi-1) / Ci-1 WHERE:

•

i equals the calendar year during which service is being rendered ("Service Year").

•

Ai-1 is the Annual Control Center Expenses (expressed in dollars) of the NU Companies for the calendar year prior to the Service Year. The Annual Control Center Expenses are determined pursuant to the formula specified in Exhibit 1 to this Appendix A of Schedule NU-1.

•

Bi-1 is the actual transmission scheduling, system control and dispatch revenues (expressed in dollars) provided from the provision of transmission services to others.  The actual transmission scheduling and dispatch revenues shall be those recorded on the books of the NU Companies in FERC Account No. 456 pertaining to Transmission of Electricity for Others and such other applicable FERC accounts for the calendar year prior to the Service Year.

•

Ci-1 is the average NU Companies’ Monthly Transmission System Category A Load (expressed in kilowatts).

SCHEDULE NU-1

Appendix A

Exhibit 1

DETERMINATION OF ANNUAL CONTROL CENTER EXPENSES

The rate formula for determination of the annual control center expenses revenue requirements for each of the NU Companies is determined as follows:

A.

ANNUAL CONTROL CENTER EXPENSES  = The NU Companies' System Control and Load Dispatching Expense, for the calendar year prior to the Service Year, as recorded in FERC Account 561.

SCHEDULE NU-1

Appendix B

DETERMINATION OF

THE NU COMPANIES'

NETWORK FORMULA REQUIREMENTS

FOR TRANSMISSION SCHEDULING, SYSTEM CONTROL

AND DISPATCH SERVICE

The NU Companies' formula requirements for Network Transmission Scheduling, System Control and Dispatch Service is determined from the following formula.

Formula Requirements = (Ai-1 - Bi-1 )

WHERE:

•

i equals the calendar year during which service is being rendered ("Service Year").

•

Ai-1 is the Annual Control Center Expenses (expressed in dollars) of the NU Companies for the calendar year prior to the Service Year. The Annual Control Center Expenses are determined pursuant to the formula specified in Exhibit 1 to this Appendix B of Schedule NU-1.

•

Bi-1 is the actual transmission scheduling, system control and dispatch revenues (expressed in dollars) provided from the provision of transmission services to others.  The actual transmission scheduling, system control and dispatch revenues shall be those recorded on the books of the NU Companies in FERC Account No. 456 pertaining to Transmission of Electricity for Others and such other applicable FERC Account for the calendar year prior to the Service Year.

SCHEDULE NU-1

Appendix B

Exhibit 1

DETERMINATION OF ANNUAL CONTROL CENTER EXPENSES

The rate formula for determination of the annual control center expenses for each of the NU Companies is determined as follows:

A.

ANNUAL CONTROL CENTER EXPENSES = The NU Companies' System Control and Load Dispatching Expense), for the calendar year prior to the Service Year as recorded in FERC Account 561.

SCHEDULE NU-1

Appendix C

DETERMINATION OF

THE NU COMPANIES' FORMULA RATE

FOR GENERATION SCHEDULING, SYSTEM CONTROL AND DISPATCH SERVICE

The NU Companies' Formula Rate for Generation Scheduling, System Control and Dispatch Service ("Formula Rate") shall be calculated using the Point-to-Point Formula Rate for Transmission Scheduling, System Control, and Dispatch Service in Appendix A of Schedule NU-1.

SCHEDULE NU-2

Firm Point-To-Point Transmission Service

Charge Provisions

I.

Each month, NUSCO shall bill the Transmission Customer for Long-Term Firm and Short-Term Firm Transmission Service and the Transmission Customer shall be obligated to pay the NU Companies the charges as set forth in this Schedule NU-2, as applicable.

A.

TRANSMISSION CHARGES

1.

Determination of Transmission Charges

The Transmission Charges will provide for recovery of the costs of the transmission facilities of the NU Companies. There are two sets of Transmission Charges, the Category A Transmission Charges and the Category B Transmission Charges. The Category A Transmission Charges for each month will equal the sum of the Category A Charges for each monthly (or longer term), weekly or daily transaction during such month, and the Category B Transmission Charges for each month will equal the sum of the Category B Charges for each monthly (or longer term), weekly or daily transaction during such month.

The Category A Charge for each monthly (or longer term) transactions will be the product of: (a) the NU Companies' Category A Formula Rate (expressed in $ per kilowatt-year), divided by twelve (12) months, and (b) the Reserved Capacity set forth for such monthly (or longer term) transaction (expressed in kilowatts).

The Category A Charge for each weekly transaction will be the product of: (a) the NU Companies' Weekly Category A Short-Term Firm Point- To-Point Transmission Rate (expressed in $ per kilowatt-week), and (b) the Reserved Capacity set forth for such weekly transaction (expressed in kilowatts). The NU Companies' Weekly Category A Rate is the NU Companies' Category A Formula Rate for Firm Point-To-Point Transmission Service divided by fifty-two (52) weeks.  The Category A Charge for each daily transaction will be the product of: (a) the NU Companies' Daily Category A Short-Term Firm Point-To-Point Transmission Rate (expressed in $ per kilowatt-day), and (b) the Reserved Capacity set forth for such daily transaction (expressed in kilowatts). The NU Companies' Daily Category A Rate is the NU Companies' Weekly Category A Rate for Short-Term Firm Point-To-Point Transmission Service divided by five (5) days. The total of the Transmission Customer’s charges for daily transactions, under an individual reservation, in a seven (7) day period shall not exceed the charges based on the Weekly Category A Rate and the Transmission Customer’s maximum Reserved Capacity in the period.

The Category B Charge for each monthly (or longer term) transaction in a state or area in which Localized Facilities are located will be the product of: (a) the NU Companies' Category B Formula Rate (expressed in $ per kilowatt-year) for such state or area, divided by twelve (12) months, and (b) the Reserved Capacity set forth for such monthly (or longer term)  transaction (expressed in kilowatts).

The Category B Charge for each weekly transaction in a state or area in which Localized Facilities are located will be the product of: (a) the NU Companies' Weekly Category B Short-Term Firm Point-To-Point Transmission Rate (expressed in $ per kilowatt-week) for such state or area, and (b) the Reserved Capacity set forth for such weekly transaction (expressed in kilowatts). The NU Companies' Weekly Category B Rate is the NU Companies' Category B Formula Rate for Firm Point-To-Point Transmission Service divided by fifty-two (52) weeks.

The Category B Charge for each daily transaction in a state or area in which Localized Facilities are located will be the product of: (a) the NU Companies' Daily Category B Short-Term Firm Point-To-Point Transmission Rate (expressed in $ per kilowatt-day), and (b) the Reserved Capacity set forth for such daily transaction (expressed in kilowatts). The NU Companies' Daily Category B Rate is the NU Companies' Weekly Category B Rate for Short-Term Firm Point-To-Point Transmission Service divided by five (5) days. The total of the Transmission Customer’s charges for daily transactions, under an individual reservation, in a seven (7) day period shall not exceed the charges based on the Weekly Category B Rate and the Transmission Customer’s maximum Reserved Capacity in the period.

2.

NU Companies’ Formula Rates

The NU Companies' Formula Rates for Long-Term Firm and Short-Term Firm Point-To-Point Service shall be determined in accordance with the rate formulas specified in Appendices A and B of this Schedule NU-2.

3.

Tax Rates and Taxes

The NU Companies’ Formula Rates set forth in this schedule in effect during a Service Year shall be based on the local, state, and federal tax rates and taxes in effect during the Service Year. If, at any time, additional or new taxes are imposed on the NU Companies or existing taxes are removed, the NU Companies’ Formula Rate will be appropriately modified and filed with the Commission in accordance with Part 35 of the Commission's regulations.

4.

Provision re: Exchanges

With respect to Entitlement Transactions or Energy Transactions or other transactions that involve an exchange, each party to such transaction shall be treated as an individual Transmission Customer under this Local Service Schedule. Accordingly, a separate Schedule NU-2 or other applicable charge(s) will be calculated for, and a separate bill will be rendered to, each such individual Transmission Customer.

5.

Discounts

Three principal requirements apply to discounts for transmission service as follows: (1) any offer of a discount made by the NU Companies must be announced to all Eligible

Customers solely by posting on the OASIS, (2) any customer-initiated requests for discounts (including requests for use by one’s wholesale merchant or an affiliate’s use) must occur solely by posting on the OASIS, and (3) once a discount is negotiated, details must be immediately posted on the OASIS. For any discount agreed upon for service on a path, from point(s) of receipt to point(s) of delivery, the NU Companies must offer the same discounted transmission service rate for the same time period to all Eligible Customers on all unconstrained transmission paths that go to the same point(s) of delivery on the Transmission System.

II.

In addition to the applicable charges set forth in Parts I and II of this Local Service Schedule, and as otherwise specified in the Service Agreement, the Transmission Customer shall pay to NUSCO each month the following additional charges for Long-Term, and Short-Term Firm Point-To-Point Transmission Service provided during such month.

A.

Taxes and Fees Charge

B.

Regulatory Expenses Charge

C.

Other

A.

TAXES AND FEES CHARGE

If any governmental authority requires the payment of any fee or assessment or imposes any form of tax with respect to payments made for Long-Term Firm or Short Term Firm Point-To-Point Transmission Service provided under this Local Service Schedule, not specifically provided for in any of the charge or rate provisions under this Local Service Schedule, including any applicable interest charged on any deficiency assessment made by the taxing authority, together with any further tax on such payments, the obligation to make payment for any such fee, assessment, or tax shall be borne by the Transmission Customer. The NU Companies will make a separate filing with the Commission for recovery of any such costs in accordance with Part 35 of the Commission's regulations.

B.

REGULATORY EXPENSES CHARGE

The NU Companies shall have the right to make a Section 205 filing for recovery of regulatory expenses associated with this Local Service Schedule and the Service Agreements.

C.

OTHER

The NU Companies shall have the right, at any time, unilaterally to file for a change in any of the provisions of this Schedule NU-2 in accordance with Section 205 of the Federal Power Act and the Commission's implementing regulations.

SCHEDULE NU-2

Appendix A

DETERMINATION of

THE NU COMPANIES’ CATEGORY A FORMULA RATE

FIRM POINT-TO-POINT TRANSMISSION SERVICE

The NU Companies' Category A Formula Rate for Long-Term Firm and Short-Term Firm Point-To-Point Transmission Service ("Formula Rate") is an annual rate determined from the following formula.

Formula Ratei = (Ai - Bi + Ci - Di) / Ei

WHERE:

•

i equals the Service Year.

•

A is the annual Total Transmission Revenue Requirements (expressed in dollars) as described in Attachment NU-H,

•

B is the revenues received (expressed in dollars) from the provision of transmission and other related services, to others as recorded in FERC Accounts 456 and 454 to the extent that such transactions are not included in the determination of load (E), <FN2> minus any incremental revenues associated with FERC-approved adders for RTO participation and new transmission investment.

•

C is the transmission payments (expressed in dollars) to the New England System Operator as recorded in FERC Account 565 in accordance with the Tariff.  • D is the sum of the annual revenues received (expressed in dollars) for the costs associated with the Localized Facilities.

•

E is the average NU Companies’ Monthly Transmission System Category A Load (expressed in kilowatts).

SCHEDULE NU-2

Appendix B

DETERMINATION of

THE NU COMPANIES' CATEGORY B FORMULA RATE

FIRM POINT-TO-POINT TRANSMISSION SERVICE

The NU Companies' Category B Formula Rate for Long-Term Firm and Short-Term Firm Point- To-Point Transmission Service ("Formula Rate") is an annual rate determined from the following formula and separately determined for each state or area in which Localized Facilities are located:

Formula Ratei = (Di / Ei)

WHERE:

•

i equals the Service Year.

•

D is the annual Localized Transmission Revenue Requirements (expressed in dollars) of the Localized Facilities of the NU Companies for a state or area in which Localized Facilities are located, as described in Attachment NU-I.

•

E is the average Monthly Transmission System Category B Load (expressed in kilowatts) for the state or area for which the Revenue Requirements in D are calculated.

SCHEDULE NU-3

Non-Firm Point-To-Point Transmission Services

I.

The NU Companies shall bill the Transmission Customer for Non-Firm Point-To-Point Transmission Service, and the Transmission Customer shall be obligated to pay the NU Companies the charges as set forth in this Schedule NU-3 as applicable.

A.

TRANSMISSION CHARGES

1.

General

There are two sets of Transmission Charges, the Category A Transmission Charges and the Category B Transmission Charges. The Transmission Customer shall pay to NUSCO each month the sum of the Category A Transmission Charges and Category B Transmission Charges calculated for all of the Transmission Customer’s monthly transactions, weekly transactions, daily transactions and hourly transactions, each as set forth below.

With respect to any wholesale transactions that involve an exchange, each party to such transaction shall be an individual Transmission Customer under this Local Service Schedule. Accordingly, a Transmission Charge, as applicable, will be calculated for, and a separate bill will be rendered to, each such Transmission Customer.

The Category A Transmission Charge for each month applicable to a monthly transaction shall be determined as the product of: (a) the Category A rate posted on NU's Open Access Same-Time Information System ("OASIS") at the time the service is reserved, not to exceed the NU Companies' Annual Category A Rate for Non-Firm Point-To-Point Transmission Service divided by twelve (12) months and (b) the Reserved Capacity set forth in the Transmission Customer's applicable Reservation for such month (expressed in kilowatts).

The Category A Transmission Charge for each month applicable to weekly transactions shall be the sum of the transmission charges determined for each weekly transaction during such month. The transmission charge for each weekly transaction shall be determined as the product of: (a) the Category A rate posted on the NU Companies’ OASIS at the time the service is reserved, not to exceed the NU Companies' Weekly Category A Firm Point-To-Point Transmission Charge Rate (expressed in $ per kilowatt-week), and (b) the Reserved Capacity set forth in the Transmission Customer's applicable Reservation for such week (expressed in kilowatts). The NU Companies' Weekly Category A Rate is the NU Companies' Annual Category A Rate for Non-Firm Point-To-Point Transmission Service divided by fifty-two (52) weeks.

The Transmission Charge for each month applicable to daily transactions will be the sum of the transmission charges determined for each daily transaction. The transmission charge for each daily transaction shall be determined as the product of: (a) the rate posted on the NU Companies’ OASIS at the time the service is reserved, not to exceed the NU Companies' Daily Category A Firm Point-To-Point Transmission Charge Rate (expressed in $ per kilowatt-day), and (b) the Reserved Capacity set forth in the Transmission Customer's applicable Reservation for such day (expressed in kilowatts). The NU

Companies' Daily Category A On-Peak Rate is the NU Companies' Weekly Category A Rate for Non-Firm Point-To-Point Transmission Service divided by five (5) days. The NU Companies' Daily Category A Off-Peak Rate is the NU Companies' Weekly Category A Rate for Non-Firm Point-To-Point Transmission Service divided by seven (7) days. The total of the Transmission Customer’s charges for daily transactions, under an individual Reservation, in a seven (7) day period shall not exceed the charges based on the Weekly Category A Rate and the Transmission Customer’s maximum Reserved Capacity in the period.

The Transmission Charge for each month applicable to hourly transactions will be the sum of the transmission charges determined for each hourly transaction during such month. The transmission charge for each hour of an hourly Transaction shall be determined as the product of: (a) the rate posted on the NU Companies’ OASIS at the time the service is reserved, not to exceed the NU Companies' Daily Category A Firm Point-To-Point Transmission Service Rate divided by sixteen (16) hours (expressed in $ per kilowatt-hour), and (b) the Reserved Capacity as set forth in the Transmission Customer's applicable Reservation for such hour (expressed in kilowatts). The NU Companies' Hourly Category A On-Peak Rate is equal to the NU Companies' Daily Category A Rate for Non-Firm Transmission Service divided by sixteen (16) hours. The NU Companies' Hourly Category A Off-Peak Rate is equal to the NU Companies' Daily Category A Rate for Non-Firm Transmission Service divided by twenty-four (24) hours. The total of the Transmission Customer’s charges for hourly transactions, under an individual Reservation, in a twenty-four (24) hour period shall not exceed the charges based on the Daily Category A Rate and the Transmission Customer’s maximum Reserved Capacity in the period.

The Category B Transmission Charge for each month applicable to a monthly transaction in a state or area in which Localized Facilities are located shall be determined as the product of: (a) the Category B rate posted on NU's Open Access Same-Time Information System ("OASIS") for such state or area at the time the service is reserved, not to exceed the NU Companies' Annual Category B Rate for Non-Firm Point-To-Point Transmission Service for such state or area divided by twelve (12) months and (b) the Reserved Capacity set forth in the Transmission Customer's applicable Reservation for such month (expressed in kilowatts).

The Category B Transmission Charge for each month applicable to weekly transactions in a state or area in which Localized Facilities are located shall be the sum of the transmission charges determined for each weekly transaction during such month. The transmission charge for each weekly transaction shall be determined as the product of: (a) the Category B rate posted on the NU Companies’ OASIS for such state or area at the time the service is reserved, not to exceed the NU Companies' Weekly Category B Firm Point-To-Point Transmission Charge Rate (expressed in $ per kilowatt-week) for such state or area, and (b) the Reserved Capacity set forth in the Transmission Customer's applicable Reservation for such week (expressed in kilowatts). The NU Companies' Weekly Category B Rate is the NU Companies' Annual Category B Rate for Non-Firm Point-To-Point Transmission Service divided by fifty-two (52) weeks.

The Transmission Charge for each month applicable to daily transactions in a state or area in which Localized Facilities are located will be the sum of the transmission charges determined for each daily transaction during such month. The transmission charge for each daily transaction shall be determined as the product of: (a) the rate posted on the NU

Companies’ OASIS for such state or area at the time the service is reserved, not to exceed the NU Companies' Daily Category B Firm Point-To-Point Transmission Charge Rate (expressed in $ per kilowatt-day) for such state or area, and (b) the Reserved Capacity set forth in the Transmission Customer's applicable Reservation for such day (expressed in kilowatts).  The NU Companies' Daily Category B On-Peak Rate is the NU Companies' Weekly Category B Rate for Non-Firm Point-To-Point Transmission Service divided by five (5) days. The NU Companies' Daily Category B Off-Peak Rate is the NU Companies' Weekly Category B Rate for Non-Firm Point-To-Point Transmission Service divided by seven (7) days. The total of the Transmission Customer’s charges for daily transactions, under an individual Reservation, in a seven (7) day period shall not exceed the charges based on the Weekly Category B Rate and the Transmission Customer’s maximum Reserved Capacity in the period.

The Transmission Charge for each month applicable to hourly transactions in a state or area in which Localized Facilities are located will be the sum of the transmission charges determined for each hourly transaction during such month. The transmission charge for each hour of an hourly transaction shall be determined as the product of: (a) the rate posted on the NU Companies’ OASIS for such state or area at the time the service is reserved, not to exceed the NU Companies' Daily Category B Firm Point-To-Point Transmission Service Rate divided by sixteen (16) hours (expressed in $ per kilowatt-hour) for such state or area, and (b) the Reserved Capacity as set forth in the Transmission Customer's applicable Reservation for such hour (expressed in kilowatts). The NU Companies' Hourly Category B On-Peak Rate is equal to the NU Companies' Daily Category B Rate for Non-Firm Transmission Service divided by sixteen (16) hours. The NU Companies' Hourly Category B Off-Peak Rate is equal to the NU Companies' Daily Category B Rate for Non-Firm Transmission Service divided by twenty four (24) hours. The total of the Transmission Customer’s charges for hourly transactions, under an individual Reservation, in a twenty-four (24) hour period shall not exceed the charges based on the Daily Category B Rate and the Transmission Customer’s maximum Reserved Capacity in the period.

2.

Discounts

Three principal requirements apply to discounts for transmission service as follows: (1) any offer of a discount made by the NU Companies must be announced to all Eligible Customers solely by posting on the OASIS, (2) any customer-initiated requests for discounts (including requests for use by one’s wholesale merchant or an affiliate’s use) must occur solely by posting on the OASIS, and (3) once a discount is negotiated, details must be immediately posted on the OASIS. For any discount agreed upon for service on a path, from point(s) of receipt to point(s) of delivery, the NU Companies must offer the same discounted transmission service rate for the same time period to all Eligible Customers on all unconstrained transmission paths that go to the same point(s) of delivery on the Transmission System.

3.

Credit to the Transmission Charge

Whenever service provided hereunder is interrupted or curtailed by the NU Companies, the Local Control Center or the New England System Operator, the Transmission Charges to the Transmission Customer calculated pursuant to Section A, of this Schedule NU-3 shall be credited by an amount equal to the sum of the credits calculated for each hour of interruption or curtailment in service. The credit to the Transmission Customer for each such hour of interruption or curtailment shall be calculated as the product of (i) the applicable equivalent hourly charge for hourly, daily, weekly, or monthly transactions, and (ii) the kilowatts of service interruption or curtailment during such hour.

4.

NU Companies' Annual Formula Rate for Non-Firm Point-To-Point Transmission Service

The NU Companies' Annual Formula Rates for Non-Firm Point-To-Point Transmission Service shall be expressed in $ per kilowatt-year and shall be determined in accordance with the rate formulas specified in Appendices A and B of this Schedule NU-3 ("Formula Rates”).

5.

Tax Rates and Taxes

The Formula Rates set forth in this Schedule NU-3 in effect during a Service Year shall be based on local, state, and federal tax rates and taxes in effect during the Service Year. If, at any time, additional or new taxes are imposed on the NU Companies or existing taxes are removed, the Formula Rate will be appropriately modified and filed with the Commission in accordance with Part 35 of the Commission's regulations.

II.

In addition to the applicable charges set forth in Parts I and II of this Local Service Schedule, and as otherwise specified in the Service Agreement, the Transmission Customer shall pay NUSCO each month the following additional charges for Non-firm Point-To-Point Transmission Service provided during such month.

A.

Taxes and Fees Charge

B.

Regulatory Expenses Charge

C.

Other

A.

TAXES AND FEES CHARGE

If any governmental authority requires the payment of any fee or assessment or imposes any form of tax with respect to payments made for Non-Firm Point-To-Point Transmission Service provided under this Local Service Schedule, not specifically provided for in any of the charge or rate provisions under this Local Service Schedule, including any applicable interest charged on any deficiency assessment made by the taxing authority, together with any further tax on such payments, the obligation to make payment for such fee, assessment, or tax shall be borne by the Transmission Customer. The NU Companies will make a separate filing with the Commission for recovery of any such costs in accordance with Part 35 of the Commission's regulations.

B.

REGULATORY EXPENSES

The NU Companies reserve their rights to make a Section 205 filing for recovery of their costs to administer this Local Service Schedule and the Service Agreements.

C.

OTHER

The NU Companies shall have the right, at any time, unilaterally to file for a change in any of the provisions of this Schedule NU-3 in accordance with Section 205 of the Federal Power Act and the Commission's implementing regulations.

SCHEDULE NU-3

Appendix A

DETERMINATION OF

THE NU COMPANIES' CATEGORY A FORMULA RATE

FOR NON-FIRM POINT-TO-POINT TRANSMISSION SERVICE

The NU Companies' Category A Formula Rate for Non-Firm Point-To-Point Transmission Service ("Formula Rate") is an annual rate determined from the following formula.

Formula Ratei = (Ai - Bi + Ci - Di) / Ei

WHERE:

•

i equals the Service Year.

•

A is the annual Total Transmission Revenue Requirements (expressed in dollars) as described in Attachment NU-H.

•

B is the revenues received (expressed in dollars) from the provision of transmission and other related services to others as recorded in FERC Accounts 456 and 454 to the extent that such transactions are not included in the determination of load (E), <FN3> minus any incremental revenues associated with FERC-approved adders for RTO participation and new transmission investment.

•

C is the transmission payments (expressed in dollars) to the New England System Operator as recorded in FERC Account 565 in accordance with the Tariff.

•

D is the sum of the annual revenues received (expressed in dollars) for the costs associated with the Localized Facilities.

•

E is the average NU Companies’ Monthly Transmission System Category A Load (expressed in kilowatts).

SCHEDULE NU-3

Appendix B

DETERMINATION OF

THE NU COMPANIES' CATEGORY B FORMULA RATE

FOR NON-FIRM POINT-TO-POINT TRANSMISSION SERVICE

The NU Companies' Category B Formula Rate for Non-Firm Point-To-Point Transmission Service ("Formula Rate") is an annual rate determined from the following formula, and separately determined for each state or area in which Localized Facilities are located.

Formula Ratei = (Di / Ei)

WHERE:

•

i equals the Service Year.

•

D is the annual Localized Transmission Revenue Requirements (expressed in dollars) of the Localized Facilities of the NU Companies for a state or area in which Localized Facilities are located, as described in Attachment NU-I.

•

E is the average Monthly Transmission System Category B Load (expressed in kilowatts) for the state or area for which the Revenue Requirements in D are calculated.

SCHEDULE NU-4

Charge Provisions For Network Integration Transmission Service

I.

Network Customers will pay the following demand charges for Network Integration Transmission Service.

A.

DEMAND CHARGE A

1.

Determination of Demand Charge:

The Demand Charge will be determined in accordance with Section 34.3 of this Local Service Schedule.

2.

NU Companies’ Annual Transmission Revenue Requirements:

The annual Transmission Revenue Requirements shall be determined in accordance with the formula specified in Appendix A of this Schedule NU-4 (“Formula Requirements”).

B.

DEMAND CHARGE B

1.

Determination of Demand Charge:

The Demand Charge will be determined in accordance with Section 34.3 of this Local Service Schedule.

2.

NU Companies' Annual Transmission Revenue Requirements:

The annual Transmission Revenue Requirements for a state or area in which Localized Facilities are located shall be determined in accordance with the formula specified in Appendix B of this Schedule NU-4 ("Formula Requirements”).

C.

TAX RATES AND TAXES

The Formula Requirements set forth in this Schedule NU-4 in effect during a Service Year shall be based on local, state, and federal tax rates and taxes in effect during the Service Year. If, at any time, additional or new taxes are imposed on the NU Companies or existing taxes are removed, the Formula Requirements will be appropriately modified and filed with the Commission in accordance with Part 35 of the Commission's regulations.

II.

In addition to the applicable charges set forth in Parts I and III of this Local Service Schedule, and as otherwise specified in the Service Agreement, the Transmission Customer shall pay to NUSCO each month the following additional charges for Network Integration Transmission Service provided during such month.

A.

Taxes and Fees Charge

B.

Regulatory Expenses Charge

C.

Other

A.

TAXES AND FEES CHARGE

If any governmental authority requires the payment of any fee or assessment or imposes any form of tax with respect to payments made for service provided under this Local Service Schedule, not specifically provided for in any of the charge or rate provisions under this Local Service Schedule, including any applicable interest charged on any deficiency assessment by the taxing authority, together with any further tax on such payments, the obligation to make payment for any such fee, assessment, or tax shall be borne by the Transmission Customer. The NU Companies will make a separate filing with the Commission for recovery of any such costs in accordance with Part 35 of the Commission's regulations.

B.

REGULATORY EXPENSES CHARGE

The NU Companies shall have the right to make a Section 205 filing for recovery of regulatory expenses associated with this Local Service Schedule and the Service Agreements.

C.

OTHER

The NU Companies shall have the right, at any time, unilaterally to file for a change in any of the provisions of this Schedule NU-4 in accordance with Section 205 of the Federal Power Act and the Commission's implementing regulations.

SCHEDULE NU-4

Appendix A

DETERMINATION OF

THE NU COMPANIES’ NETWORK

FORMULA REQUIREMENTS

FOR TRANSMISSION SERVICE

CATEGORY A COSTS

The NU Companies' formula requirements for Network Integration Transmission Service is determined from the following formula.

Formula Requirementsi = Ai – Bi + Ci - Di

WHERE:

•

i equals the Service Year.

•

A is the annual Total Transmission Revenue Requirements (expressed in dollars) as described in Attachment NU-H.

•

B is the revenues received (expressed in dollars) from the provision of transmission and other related services to others as recorded in FERC Accounts 456 and 454 to the extent that such transactions are not included in the determination of load, <FN4>  minus any incremental revenues associated with FERC-approved adders for RTO participation and new transmission investment.

•

C is the transmission payments to (expressed in dollars) the New England System Operator as recorded in FERC Accounts 565 in accordance with the Tariff. • D is the sum of the annual revenues received (expressed in dollars) for the costs associated with Localized Facilities.

SCHEDULE NU-4

Appendix B

DETERMINATION OF

THE NU COMPANIES’ NETWORK

FORMULA REQUIREMENTS

FOR TRANSMISSION SERVICE

CATEGORY B COSTS

The NU Companies' formula requirements for Network Integration Transmission Service and for Eligible Customers taking Regional Network Service under this Tariff in a state or area in which Localized Facilities are located, is determined from the following formula, and separately determined for each state or area in which Localized Facilities are located.

Formula Requirementsi = Di

WHERE:

•

i equals the Service Year.

•

D is the annual Localized Transmission Revenue Requirements (expressed in dollars) of the Localized Facilities of the NU Companies for a state or area in which Localized Facilities are located, as described in Attachment NU-I.

ATTACHMENT NU-E

Service Agreement For Eligible Customers Taking Service

Under the Tariff

This Service Agreement, dated as of , is entered into by and between the Northeast Utilities Service Company ("NUSCO" or "COMPANY"), acting as agent for The Connecticut Light and Power Company, Western Massachusetts Electric Company, Holyoke Water Power Company, Holyoke Power and Electric Company, Public Service Company of New Hampshire and("Transmission Customer").

The Transmission Customer is ________________________________and has been determined by NUSCO to be an Eligible Customer taking Regional Network Service under the Tariff who is located in the state or area in which Localized Facilities have been identified under Section 34.2 of this Schedule on file with, and as may be revised from time to time in accordance with the rules of the Federal Energy Regulatory Commission. The Transmission Customer agrees to pay its portion of the cost of Localized Facilities as provided in the Tariff. Service under this agreement shall commence on the later of: (1) 0001 hours on _____________________, or (2) such other date as it is permitted to become effective by the Commission. Service under this agreement shall terminate on 2400 hours on ______________________.

Other special provisions (if any)

___________________________________________________________.

Any notice or request made to or by any Party regarding this Service Agreement shall be made in writing and shall be telecommunicated or delivered either in person, or by prepaid mail (return receipt requested) to the representative of the other Party as indicated below. Such representative and address for notices or requests may be changed from time to time by notice by one Party to the other.

COMPANY:

_________________________________________

_________________________________________

_________________________________________

TRANSMISSION CUSTOMER:

_________________________________________

_________________________________________

_________________________________________

Any exhibits to this Service Agreement and the Tariff are incorporated herein and made a part hereof. This Service Agreement may be amended, from time to time, as provided in Section 9 of Schedule 21-NU of the OATT.

IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials as of the date first above written.

NORTHEAST UTILITIES SERVICE COMPANY

By: Its Vice President

TRANSMISSION CUSTOMER

ATTACHMENT NU-GA

Network Operating Agreement

This Network Operating Agreement is an appendix to Schedule 21-NU (this Local Service Schedule) of the OATT and operates as an implementing agreement for Network Integration Transmission Service under this Local Service Schedule. This Network Operating Agreement is subject to and in accordance with Part III of this Local Service Schedule. All definitions and other terms and conditions of this Local Service Schedule are incorporated herein by reference.

1.0

Definitions:

1.1

Data Acquisition Equipment: Supervisory control and data acquisition ("SCADA"), remote terminal units ("RTUs") to obtain information from a Party's facilities, telephone equipment, leased telephone circuits, fiber optic circuits, and other communications equipment necessary to transmit data to remote locations, and any other equipment or service necessary to provide for the telemetry and control requirements of this Local Service Schedule.

1.2

Data Link: The direct communications link between the Transmission Customer's energy control center and the NU Companies' designated location(s) that will enable the NU Companies to receive real time telemetry and data from the Transmission Customer.

1.3

Metering Equipment: High accuracy, solid state kW, kVAR, kWh meters, metering cabinets, metering panels, conduits, cabling, high accuracy current transformers and high accuracy potential transformers, which directly or indirectly provide input to meters or transducers, metering recording devices, telephone circuits, signal or pulse dividers, transducers, pulse accumulators, metering sockets, test switch devices, enclosures, conduits, and any other metering, telemetering or communication equipment necessary to implement the provisions of this Local Service Schedule.

1.4

Protective Equipment: Protective relays, relaying panels, relaying cabinets, circuit breakers, conduits, cabling, current transformers, potential transformers, coupling capacitor voltage transformers, wave traps, transfer trip and fault recorders, which directly or indirectly provide input to relays, fiber optic communication equipment, power line carrier equipment and telephone circuits, and any other protective equipment necessary to implement the protection provision of this Local Service Schedule.

2.0

Term:

The term shall be as provided in the Service Agreement consistent with Section 29 of this Local Service Schedule(including, but not limited to, application procedures, commencement of service, and effect of termination).

3.0

Point(s) Of Interconnection:

Network Integration Transmission Service will be provided by the NU Companies at the point(s) of interconnection specified in Appendix __, as amended from time to time. Each point of interconnection in this listing shall have a unique identifier, meter location, meter number, metered voltage, terms on meter compensation and designation of current or future year of in service.

4.0

Cogeneration And Small Power Production Facilities:

If a Qualifying Facility is located or locates in the future on the System of the Transmission Customer, and the owner or operator of such Qualifying Facility sells the output of such Qualifying Facility to an entity other than the Transmission Customer, the delivery of such Qualifying Facility's power shall be subject to and contingent upon transmission arrangements being established with the NU Companies prior to commencement of delivery of any such power and energy.

5.0

Character Of Service: Network Transmission Service at the points of interconnection shall be in the form of single phase or balanced three-phase alternating current at a frequency of sixty (60) hertz. The Transmission Customer shall operate and maintain its electric system in a manner that avoids: (i) the generation of harmonic frequencies exceeding the limits established by the latest revision of IEEE-519; (ii) voltage flicker exceeding the limits established by the latest revision of IEEE-141; (iii) negative sequence currents; (iv) voltage or current fluctuations; (v) frequency variations; or (vi) voltage or power factor levels that could adversely affect the NU Companies' electrical equipment or facilities or those of its customers, and in a manner that complies with all applicable NERC, NPCC, ISO and the NU Companies', operating criteria, rules, regulations, procedures, guidelines and interconnection standards as amended from time to time.

6.0

Continuity Of Service: (a) The NU Companies and the Transmission Customer shall operate and maintain their respective network systems, in accordance with Good Utility Practice, and in a manner that will allow the NU Companies to safely and reliably operate the NU Transmission System in accordance with this Local Service Schedule, so that either Party shall not unduly burden the other Party; provided, however, that notwithstanding any other provision of this Local Service Schedule, the NU Companies shall retain the sole responsibility and authority for all operating decisions that could affect the integrity, reliability and security of the NU Transmission System.

(b) The NU Companies shall exercise reasonable care and Due Diligence to ensure Network Integration Transmission Service hereunder in accordance with Good Utility Practice; provided, however, that the NU Companies shall not be responsible for any failure to ensure electric power service, nor for interruption, reversal or abnormal voltage of the service, if such failure, interruption, reversal or abnormal voltage is due to a Force Majeure.

7.0

Power Factor:

(a) Where Network Integration Transmission Service provided under this Local Service Schedule is for delivery of power to a load center of the Transmission Customer served from the NU Companies’ Transmission System, the Transmission Customer shall maintain load power factor levels, during both on- and off- peak hours, appropriate to meet the operating requirements of the NU Companies, and shall follow the ISO standards and practices, as set forth in the Service Agreement.

(b) Where Network Integration Transmission Service provided under this Local Service Schedule is for delivery of power from a generating facility connected to the NU Companies’ Transmission System, the Transmission Customer shall deliver power at a lagging or leading power factor as set forth in the Service Agreement.

(c) Where Network Integration Transmission Service provided under this Local Service Schedule is for delivery of power from outside the NU Companies’ Transmission System, the obligation to maintain proper sending and receiving end voltages rests with the Transmission Customer, as set forth in the Service Agreement.

(d) In the event that the power factor levels and reactive supply requirements set forth in the Service Agreement are not maintained by the Transmission Customer, the NU Companies shall thereupon have the right to take the appropriate corrective action and to charge the Transmission Customer for the costs thereof. The NU Companies shall have the right, at any time, unilaterally to make a Section 205 filing with the Commission for the recovery of any such costs.

8.0

Metering:

(a) The Transmission Customer shall, at its expense, purchase all necessary metering equipment to accurately account for the electric power being transmitted under this Local Service Schedule. The NU Companies may require the installation of telemetering equipment for the purposes of billing, power factor measurements and to allow the NU Companies to maximize economic and reliable operation of their transmission system.  Such metering equipment shall meet the specifications and accepted metering practices of the NU Companies and applicable criteria, rules, standards and operating procedures, or such successor rules and standards. At the NU Companies' option, communication metering equipment may be installed in order to transmit meter readings to the NU Companies' designated locations.

(b) Electric power being transmitted under this Local Service Schedule will be measured by meters at all points of interconnection and/or on generating facilities (Network and non-Network Resources) located on and outside the Transmission Customer's system as required by the NU Companies.

(c) The Transmission Customer shall purchase meters capable of time-differentiated (by hour) measurement of the instantaneous flow in kW and net active power flow in kWh and of reactive power flow. All meters shall compensate for applicable line and/or transformer losses in accordance with Good Utility Practice when measurement is made at any location other than the point of interconnection.

(d) The NU Companies reserve the right: (i) to determine metering equipment ownership; (ii) to determine the equipment installation at each point of interconnection; (iii) to require the Transmission Customer to install the equipment -- or -- install the equipment with the Transmission Customer supplying without cost to the NU Companies a suitable place for the installation of such equipment; (iv) to determine other equipment allowed in the metering circuit; (v) to determine metering accuracy requirements; (vi) to determine the responsibilities for operation, maintenance, testing and repair of metering equipment.

(e) The NU Companies shall have access to metering data, including telephone line access, which may reasonably be required to facilitate measurement and billing under this Local Service Schedule. The NU Companies may require the Transmission Customer provide, at its expense, a separate dedicated voice grade telephone circuit for the NU Companies and the Transmission Customer to remotely access each meter. Metering equipment and data shall be accessible at all reasonable hours for purposes of inspection and reading.

(f) All metering equipment shall be tested in accordance with practices of the NU Companies, applicable criteria, rules, standards and operating procedures or upon the request by the NU Companies. If at any time metering equipment fails to register or is determined to be inaccurate, in accordance with the NU Companies' practices and applicable criteria, rules, standards and operating procedures, the Transmission Customer shall make the equipment accurate as soon thereafter as practicable, and the meter readings and rate computation for the period of such inaccuracy, insofar as can reasonably be ascertained, shall be adjusted; provided, however, that no adjustment to charges shall be required for any period exceeding two (2) months prior to the date of the test.  Representatives of the NU Companies will be afforded opportunity to witness such tests.

9.0

Network Load: The Transmission Customer shall provide the NU Companies with the actual hourly Network Load for each calendar month by the seventh day of the following calendar month.

10.0

Data Transfer:

(a) The Transmission Customer shall provide timely, accurate real time information to the NU Companies in order to facilitate performance of its obligations under this Local Service Schedule.

(b) The selection of real time telemetry and data to be received by the NU Companies and the Transmission Customer shall be necessary for safety, reliability, security, economics, and/or monitoring of real-time conditions that affect the NU Transmission System. This telemetry shall include, but is not limited to, loads, line flows (MW and MVAR), voltages, generator output, and status of substation equipment at any of the Transmission Customer's transmission and generation facilities. To the extent that the NU Companies or the Transmission Customer requires data that are not available from existing equipment, the Transmission Customer shall, at its expense and at locations designated by the NU Companies or the Transmission Customer, install any metering equipment, data acquisition equipment, or other equipment and software necessary for the telemetry to be received by the NU Companies or the Transmission Customer. The NU Companies shall have the right to inspect equipment and software associated with the data transfer in order to assure conformance with Good Utility Practices.

11.0

Maintenance of Equipment:

The Transmission Customer shall, on a regular basis in accordance with Network Operating Committee procedures, practices of the NU Companies, applicable criteria, rules, standards and operating procedures or at the request of the NU Companies, and at its expense, test, calibrate, verify and validate the data link, metering equipment, data acquisition equipment, transmission equipment, protective equipment and other equipment or software used to implement the provisions of this Local Service Schedule.  The NU Companies shall have the right to inspect such tests, calibrations, verifications and validations of the data link, metering equipment, data acquisition equipment, transmission equipment, protective equipment and other equipment or software used to implement the provisions of this Local Service Schedule. Upon The NU Companies' request, the Transmission Customer will provide the NU System Companies a copy of the installation, test and calibration records of the data link, metering equipment, data acquisition equipment, transmission equipment, protective equipment and other equipment or software. The NU Companies shall, at the Transmission Customer's expense, have the right to monitor the factory acceptance test, the field acceptance test, and the installation of any metering equipment, data acquisition equipment, transmission equipment, protective equipment and other equipment or software used to implement the provisions of this Local Service Schedule.

12.0

Notification:

(a) The Transmission Customer shall notify and coordinate with the NU Companies prior to the commencement of any work or maintenance by the Transmission Customer, Network Member, or contractors or agents performing on behalf of either or both, which may directly or indirectly have an adverse effect on the Transmission Customer or The NU Companies' data link, or the reliability of the NU Transmission System. All notifications for scheduled outages of the data link, metering equipment, data acquisition equipment, transmission equipment, protective equipment and other equipment or software must meet the requirements of the ISO and the NU Companies.

13.0

Emergency System Operations:

(a) The Transmission Customer, at its expense, shall be subject to all applicable emergency operation standards promulgated by NERC, NPCC, ISO and the NU Companies which may include but not limited to underfrequency relaying equipment, load shedding equipment and voltage reduction equipment.

(b) The NU Companies reserve the right to take whatever actions they deem necessary to preserve the integrity of the NU Companies’ Transmission System during emergency operating conditions. If the Network Integration Transmission Service at the points of interconnection is causing harmful physical effects to the NU Transmission System facilities or to its customers (e.g., harmonics, undervoltage, overvoltage, flicker, voltage variations, etc.), the NU Companies shall promptly notify the Transmission Customer and if the Transmission Customer does not take the appropriate corrective actions immediately, the NU Companies shall have the right to interrupt Network Integration Transmission Service under this Local Service Schedule in order to alleviate the situation and to suspend all or any portion of Network Integration Transmission Service under this Local Service Schedule until appropriate corrective action is taken.

(c) In the event of any adverse condition or disturbance on the NU Transmission System or on any other system directly or indirectly interconnected with the NU Transmission System, the NU Companies may, as they deem necessary, take actions or inactions that, in the NU Companies' sole judgment, result in the automatic or manual interruption of Network Integration Transmission Service in order to: (i) limit the extent or damage of the adverse condition or disturbance; (ii) prevent damage to generating or transmission facilities; (iii) expedite restoration of service; or (iv) preserve public safety.

14.0

Cost Responsibility:

(a) The Transmission Customer shall be responsible for the costs incurred by the Transmission Customer and the NU Companies to implement the provisions of this Local Service Schedule including, but not limited to, engineering, administrative and general expenses, material and labor expenses associated with the specifications, design, review, approval, purchase, installation, maintenance, modification, repair, operation, replacement, checkouts, testing, upgrading, calibration, removal, and relocation of equipment, or software.

(b) Additionally, the Transmission Customer shall be responsible for all costs incurred by the Transmission Customer and the NU Companies for on-going operation and maintenance of the metering, telecommunications and safety protection facilities and equipment required to implement the provisions of this Local Service Schedule. Such work shall include, but not limited to, normal and extraordinary engineering, administrative and general expenses, material, and labor expenses associated with the specifications, design, review, approval, purchase, installation, maintenance, modification, repair, operation, replacement, checkouts, testing, upgrading, calibration, removal, or relocation of equipment required to accommodate service under this Local Service Schedule.

15.0

Default:

The Transmission Customer's failure to implement the terms and conditions of this Network Operating Agreement will be deemed to be a default under this Local Service Schedule and will result in the NU Companies seeking, consistent with FERC rules and regulations, immediate termination of service under this Local Service Schedule.

16.0

Regulatory Filings:

Nothing contained in this Local Service Schedule or any associated Service Agreement, including this Network Operating Agreement, shall be construed as affecting in any way the right of the NU Companies to unilaterally make application to the Commission for a change in any portion of this Network Operating Agreement under Section 205 of the Federal Power Act and pursuant to the Commission's rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the Parties have caused this Network Operating Agreement to be executed by their respective authorized officials as of the date written.

Date: __________

Northeast Utilities Service Company

by: ______________________________ its Vice President

Transmission Customer

by: ______________________________ its ______________________________

ATTACHMENT NU-H

Annual Transmission Revenue Requirements

for Transmission Service

Attachment NU-H Methodology:

This formula sets forth the method that the NU Companies’ will use to determine their annual Total Transmission Revenue Requirements. The Transmission Revenue Requirements reflect the NU Companies’ total cost to own, operate and maintain the transmission facilities used for providing Open Access Transmission Service to transmission customers under this Local Service Schedule. The Transmission Revenue Requirements will be an annual formula rate calculation, effective for an initial term commencing on the effective date established by FERC and ending on May 31 of the following year. The calculation will be based on the previous calendar year’s FERC Form 1 data, with an estimate of the NU Companies’ current year average plant additions.  Plant additions will be multiplied by a fixed charge carrying cost and updated thereafter each June 1 based on actual costs from the Service Year. The true-up information will be based on actual data, in lieu of allocated data if specifically identified in the FERC Form 1.

I.

Definitions

Capitalized terms not otherwise defined in the Tariff and as used in this formula have the following definitions:

A. Allocation Factors

1.

Transmission Wages and Salaries Allocation Factor shall equal the ratio of the NU Companies’ Transmission-related direct wages and salaries to the NU Companies’ total direct wages and salaries excluding administrative and general wages and salaries.

2.

Plant Allocation Factor shall equal the ratio of the sum of total investment in Transmission Plant and Transmission Related General Plant to Total Plant in Service.

B.

Terms

Administrative and General Expense shall equal The NU Companies’ expenses as recorded in FERC Account Nos. 920-935, excluding FERC Account Nos. 924,928 and 930.1.

Amortization of Loss on Reacquired Debt shall equal the NU Companies’ expenses as recorded in FERC Account No. 428.1.

Amortization of Investment Tax Credits shall equal the NU Companies’ credits as recorded in FERC Account No. 411.4.

Depreciation Expense for Transmission Plant shall equal The NU Companies’ transmission expense as recorded in FERC Account No. 403.

General Plant shall equal The NU Companies’ gross plant balance as recorded in FERC Account Nos. 389-399.

General Plant Depreciation Expense shall equal the NU Companies’ general plant expenses as recorded in FERC Account No. 403.

General Plant Depreciation Reserve shall equal the NU Companies’ general plant reserve balance as recorded in FERC Account No. 108.

Other Regulatory Assets/Liabilities – FAS 106 shall equal the net of the NU Companies’ FAS 106 balance as recorded in FERC Account No. 182.3 and any FAS 106 balance as recorded in the NU Companies’ FERC Account No. 254.

Other Regulatory Assets/Liabilities – FAS 109 shall equal the net of the NU Companies’ FAS 109 balance in FERC Account No. 182.3 and any FAS 109 balance as recorded in the NU Companies’ FERC Account No. 254.

Payroll Taxes shall equal those payroll expenses as recorded in the NU Companies’ FERC Account Nos. 408.1 and 409.1.

Plant Held for Future Use shall equal the NU Companies’ balance in FERC Account No. 105.

Prepayments shall equal the NU Companies’ prepayment balance as recorded in FERC Account No. 165.

Property Insurance shall equal the NU Companies’ expenses as recorded in FERC Account No. 924.

Total Accumulated Deferred Income Taxes shall equal the net of the NU Companies’ deferred tax balance as recorded in FERC Account Nos. 281-283 and the NU Companies’ deferred tax balance as recorded in FERC Account No. 190.

Total Loss on Reacquired Debt shall equal the NU Companies’ expenses as recorded in FERC Account 189.

Total Municipal Tax Expense shall equal the NU Companies’ expenses as recorded in FERC Account Nos. 408.1, 409.1.

Total Plant in Service shall equal the NU Companies’ total gross plant balance as recorded in FERC Account Nos. 301-399.

Total Transmission Depreciation Reserve shall equal the NU Companies’ Transmission reserve balance as recorded in FERC Account 108.

Transmission Operation and Maintenance Expense shall equal the NU Companies’ expenses as recorded in FERC Account Nos. 560, 562-564 and 566- 573 and shall exclude all HQ HVDC expenses booked to accounts 560 through 573 and expenses already included in Transmission Support Expense, as described in Section I below, that are included in FERC Account Nos. 560-573.

Transmission Plant shall equal the NU Companies’ gross plant balance as recorded in FERC Account Nos. 350-359.

Transmission Plant Materials and Supplies shall equal the NU Companies’ balance as assigned to transmission, as recorded in FERC Account 154.

II.

Calculation of Transmission Revenue Requirements

The Transmission Revenue Requirement shall equal the sum of the NU Companies’ (A) Return and Associated Income Taxes, (B) Transmission Depreciation Expense, (C) Transmission Related Amortization of Loss on Reacquired Debt, (D) Transmission Related Amortization of Investment Tax Credits, (E) Transmission Related Municipal Tax Expense, (F) Transmission Related Payroll Tax Expense, (G) Transmission Operation and Maintenance Expense, (H) Transmission Related Administrative and General Expense (I) Transmission Support Expense, and(J) Transmission Related Taxes and Fees Charge.

A.

Return and Associated Income Taxes shall equal the product of the Transmission Investment Base and the Cost of Capital Rate.

1.

Transmission Investment Base

The Transmission Investment Base will be the average balances of (a) Transmission Plant, plus (b) Transmission Related General Plant, plus (c) Transmission Plant Held for Future Use, less (d) Transmission Related Depreciation Reserve, less (e) Transmission Related Accumulated Deferred Taxes, plus (f) Transmission Related Loss on Reacquired Debt, plus (g) Other Regulatory Assets/Liabilities, plus (h) Transmission Prepayments, plus (i) Transmission Materials and Supplies, plus (j) Transmission Related Cash Working Capital.

(a) Transmission Plant will equal the balance of the NU Companies’ investment in Transmission Plant.

(b) Transmission Related General Plant shall equal the NU Companies’ balance of investment in General Plant multiplied by the Transmission Wages and Salaries Allocation Factor.

(c) Transmission Plant Held for Future Use shall equal the balance of Transmission Plant Held for Future Use.

(d) Transmission Related Depreciation Reserve shall equal the balance of Total Transmission Depreciation Reserve, plus the balance of Transmission Related General Plant Depreciation Reserve. Transmission Related General Plant Depreciation Reserve shall equal the product of General Plant Depreciation Reserve and the Transmission Wages and Salaries Allocation Factor.

(e) Transmission Accumulated Deferred Taxes shall equal the NU Companies’ electric balance of Total Accumulated Deferred Income Taxes multiplied by the Plant Allocation Factor.

(f) Transmission Related Loss on Reacquired Debt shall equal the NU Companies’ electric balance of Total Loss on Reacquired Debt multiplied by the Plant Allocation Factor.

(g) Other Regulatory Assets/Liabilities shall equal the NU Companies’ electric balance of any deferred rate recovery of FAS 106 expense multiplied by the Transmission Wages and Salaries Allocation Factor, plus the NU Companies’ electric balance of FAS 109 multiplied by the Plant Allocation Factor.

(h) Transmission Prepayments shall equal the NU Companies’ electric balance of Prepayments multiplied by the Transmission Wages and Salaries Allocation Factor.

(i) Transmission Materials and Supplies shall equal the NU Companies’ electric balance of Transmission Plant Materials and Supplies.

(j) Transmission Related Cash Working Capital shall be a 12.5% allowance (45 days/360 days) of Transmission Operation and Maintenance Expense and Transmission Related Administrative and General Expense.

2.

Cost of Capital Rate

The Cost of Capital Rate will equal (a) the NU Companies’ Weighted Cost of Capital, plus (b) Federal Income Tax plus (c) State Income Tax.

(a)

The Weighted Cost of Capital will be calculated based upon the capital structure at the end of each year and will equal the sum of:

(i)

the long term debt component, which equals the product of the actual weighted average embedded cost to maturity of the NU Companies’ long-term debt then outstanding and the ratio that long-term debt is to the NU Companies’ total capital.

(ii)

the preferred stock component, which equals the product of the actual weighted average embedded cost to maturity of the NU Companies’ preferred stock then outstanding and the ratio that preferred stock is to the NU Companies’ total capital.

(iii)

the return on equity component, shall equal the product of Northeast Utilities’ return on equity (“ROE”) of 12.8% and the ratio that common equity is to Northeast Utilities’ total capital.

(b)

Federal Income Tax shall equal

[(A+[(C+B)/D]x (FT)] divided by (1-FT)

where FT is the Federal Income Tax Rate and A is the sum of the preferred stock component and the return on equity component, as determined in Sections II.A.2.(a)(ii) and (iii) above, B is Transmission Related Amortization of Investment Tax Credits, as determined in Section II.D., below, C is the Equity AFUDC component of Transmission Depreciation Expense, as defined in Section II.B., and D is Transmission Investment Base, as Determined in II.A.1., above.

(c)

State Income Tax shall equal

[A+[(C+B)/D] + Federal Income Tax)x(ST)] divided by (1-ST)

where ST is the State Income Tax Rate, A is the sum of the preferred stock component and return on equity component determined in Sections II.A.2.(a)(ii) and (iii) above, B is the Amortization of Investment Tax Credits as determined in Section II.D. below, C is the equity AFUDC component of Transmission Depreciation Expense, as defined in Section II.B., D is the Transmission Investment Base, as determined in II.A.1., above and Federal Income Tax is the rate determined in Section II.A.2.(b) above.

B.

Transmission Depreciation Expense shall equal the sum of Depreciation Expense for Transmission Plant, plus an allocation of General Plant Deprecation Expense calculated by multiplying General Plant Depreciation Expense by the Transmission Wages and Salaries Allocation Factor.

C.

Transmission Related Amortization of Loss on Reacquired Debt shall equal the NU Companies’ electric Amortization of Loss on Reacquired Debt multiplied by the Plant Allocation Factor.

D.

Transmission Related Amortization of Investment Tax Credits shall equal the NU Companies’ electric Amortization of Investment Tax Credits multiplied by the Plant Allocation Factor.

E.

Transmission Related Municipal Tax Expense shall equal the NU Companies’’ electric Total Municipal Tax Expense multiplied by the Plant Allocation Factor.

F.

Transmission Related Payroll Tax Expense shall equal the NU Companies’ electric Payroll Tax expense, multiplied by the Transmission Wages and Salaries Allocation Factor.

G.

Transmission Operation and Maintenance Expense shall equal Transmission Operation and Maintenance Expenses.

H.

Transmission Related Administrative and General Expenses shall equal the sum of (1) the NU Companies’ Administrative and General Expenses multiplied by the Transmission Wages and Salaries Allocation Factor, (2) Property Insurance multiplied by the Transmission Plant Allocation Factor, (3) Expenses included in Account 928 related to FERC Assessments multiplied by the Plant Allocation Factor, plus any other Federal and State transmission related expenses or assessments in Account 928 plus specific transmission related expenses included in Account 930.1 and, (4) specific transmission related public education expenses included in Account 426.54.

I.

Transmission Support Expense shall equal the expense paid by the NU Companies’ for transmission support.

J.

Transmission Related Taxes and Fees Charge shall include any fee or assessment imposed by any governmental authority on service provided under this Local Service Schedule that is not specifically identified under any other section of this Local Service Schedule.

ATTACHMENT NU-I

Annual Revenue Requirements

For Localized Transmission Facilities

Attachment NU-I Methodology

This formula sets forth the method that the NU Companies’ will use to determine their annual total revenue requirements for Localized Facilities costs (“Localized Transmission Revenue Requirements”) for each state or area where Localized Facilities are located (subsequent references in this formula to Localized Facilities refer to Localized Facilities for each such state or area). The Localized Transmission Revenue Requirements will be an annual formula rate calculation, effective for an initial term commencing when the NU Companies incur the Localized Facilities costs and ending the immediately succeeding May 31st, and continuing thereafter for successive 12 month periods commencing each June 1 (“Rate Year”).  The calculation will be based on the previous calendar year’s Localized Transmission Revenue Requirements, plus the forecasted revenue requirements of Localized Facilities in service the upcoming Rate Year. Each June 1st, the Localized Transmission Revenue Requirements in effect during the previous calendar year will be trued-up based on actual costs from the most recent calendar year. The true-up information will be based on actual data, in lieu of allocated data if specifically identified in the FERC Form 1, or based on allocated data if such specific information is not identified.

I.

Definitions

Capitalized terms not otherwise defined in the Tariff and as used in this formula have the following definitions:

A.

Allocation Factors

1.

Localized Transmission Allocation Factor shall equal the ratio of Localized Transmission Plant in Service to total investment in Transmission Plant.

2.

Total Localized Plant Allocation Factor shall equal the ratio of Localized Transmission Plant in Service to Total Plant in Service.

3.

Transmission Wages and Salaries Allocation Factor shall equal the ratio of the NU Companies’ Transmission-related direct wages and salaries, including those of affiliated companies, to the NU Companies’ total direct wages and salaries, including those of affiliated companies, and excluding administrative and general wages and salaries.

B.

Terms

Administrative and General Expense shall equal the NU Companies’ expenses as recorded in FERC Account Nos. 920-935, excluding FERC Account Nos. 924, 928 and 930.1.

Amortization of Loss on Reacquired Debt shall equal the NU Companies’ expenses as recorded in FERC Account No. 428.1.

Amortization of Investment Tax Credits shall equal the NU Companies’ expenses as recorded in FERC Account No. 411.4.

Depreciation Expense for Localized Transmission Plant shall equal the NU Companies’ Localized Facilities expenses as recorded in FERC Account No. 403.

General Plant shall equal the NU Companies’ gross plant balance as recorded in FERC Account Nos. 389-399.

General Plant Depreciation Expense shall equal the NU Companies’ general plant expenses as recorded in FERC Account No. 403.

General Plant Depreciation Reserve shall equal the NU Companies’ general plant reserve balance as recorded in FERC Account No. 108.

Payroll Taxes shall equal those payroll expenses as recorded in NU Companies’ FERC Account Nos. 408.1 and 409.1.

Prepayments shall equal the NU Companies’ prepayment balance as recorded in FERC Account No. 165.

Property Insurance shall equal the NU Companies’ expenses as recorded in FERC Account No. 924.

Total Accumulated Deferred Income Taxes shall equal the net of the NU Companies’ deferred tax balance as recorded in FERC Account Nos. 281-283 and NU Companies’ deferred tax balance as recorded in FERC Account No. 190.

Total Loss on Reacquired Debt shall equal the NU Companies’ expenses as recorded in FERC Account 189.

Total Municipal Tax Expense shall equal the NU Companies’ expenses as recorded in FERC Account Nos. 408.1, 409.1.

Localized Transmission Plant in Service shall equal the NU Companies’ Localized Facilities gross plant balance as recorded in FERC Account Nos. 350-359.

Localized Transmission Depreciation Reserve shall equal the NU Companies’ Localized Facilities reserve balance as recorded in FERC Account 108.

Transmission Operation and Maintenance Expense shall equal NU Companies’ expenses as recorded in FERC Account Nos. 560, 562-564 and 566-573 and shall exclude all HQ HVDC expenses booked to accounts 560 through 573 and expenses already included in Transmission Support Expense, as described in Section I below, which are included in FERC Account Nos. 560-573.

Transmission Plant shall equal the NU Companies’ gross plant balance as recorded in FERC Account Nos. 350-359.

Transmission Plant Materials and Supplies shall equal the NU Companies’ balance as assigned to transmission, as recorded in FERC Account 154.

Total Plant in Service shall equal the NU Companies’ total gross plant balance as recorded in FERC Account Nos. 301-399.

II. Calculation of Localized Transmission Revenue Requirements

The Localized Transmission Revenue Requirements shall equal the sum of the NU Companies’ (A) Localized Return and Associated Income Taxes, (B) Localized Transmission Depreciation Expense, (C) Localized Transmission Related Amortization of Loss on Reacquired Debt, (D) Localized Transmission Related Amortization of Investment Tax Credits, (E) Localized Transmission Related Municipal Tax Expense, (F) Localized Transmission Related Payroll Tax Expense, (G) Localized Transmission Operation and Maintenance Expense, (H) Localized Transmission Related Administrative and General Expense , (I) Localized Transmission Support Expense, and (J) Localized Transmission Related Taxes and Fees Charge.

A.

Localized Return and Associated Income Taxes shall equal the product of the Localized Transmission Investment Base and the Cost of Capital Rate.

1.

Localized Transmission Investment Base The Localized Transmission Investment Base will be the average balances of (a) Localized Transmission Plant, less (b) Localized Transmission Related Depreciation Reserve, less (c) Localized Transmission Related Accumulated Deferred Taxes, plus (d) Localized Transmission Related Loss of Reacquired Debt, plus (e) Localized Transmission Prepayments, plus (f) Localized Transmission Materials and Supplies, plus (g) Localized Transmission Related Cash Working Capital.

(a)

Localized Transmission Plant will equal the balance of (1) the NU Companies’ investment in Localized Transmission Plant plus, (2) the NU Companies’ balance of investment in General Plant multiplied by the Transmission Wages and Salaries Allocation Factor, further multiplied by the Localized Transmission Allocation Factor.

(b)

Localized Transmission Related Depreciation Reserve shall equal the balance of Localized Transmission Depreciation Reserve plus the balance of Localized Transmission Related General Plant Depreciation Reserve. Localized Transmission Related General Plant Depreciation Reserve shall equal the product of General Plant Depreciation Reserve and the Transmission Wages and Salaries Allocation Factor, further multiplied by the Localized Transmission Allocation Factor.

(c)

Localized Transmission Related Accumulated Deferred Taxes shall equal the NU Companies’ electric balance of Total Accumulated Deferred Income Taxes, multiplied by the Total Localized Plant Allocation Factor.

(d)

Localized Related Loss on Reacquired Debt shall equal the NU Companies’ electric balance of Total Loss on Reacquired Debt multiplied by the Total Localized Plant Allocation Factor.

(e)

Localized Transmission Prepayments shall equal the NU Companies’ electric balance of Prepayments multiplied by the Transmission Wages and Salaries Allocation Factor and further multiplied by the Localized Transmission Allocation Factor.

(f)

Localized Transmission Materials and Supplies shall equal the NU Companies’ electric balance of Transmission Plant Materials and Supplies multiplied by the Localized Transmission Allocation Factor.

(g)

Localized Transmission Related Cash Working Capital shall be a 12.5% allowance (45 days/360 days) of (i) Localized Transmission Operation and Maintenance Expense, plus (ii) Localized Administrative and General Expense.

2.

Cost of Capital Rate

The Cost of Capital Rate will equal (a) the NU Companies’ Weighted Cost of Capital, plus (b) Federal Income Tax plus (c) State Income Tax.

(a)

The Weighted Cost of Capital will be calculated based upon the average capital structure and will equal the sum of:

(i) the long term debt component, which equals the product of the actual weighted average embedded cost to maturity of the NU Companies’ long-term debt then outstanding and the ratio that long-term debt is to the NU Companies’ total capital.

(ii) the preferred stock component, which equals the product of the actual weighted average embedded cost to maturity of the Northeast Utilities’ preferred stock then outstanding and the ratio that preferred stock is to the Northeast Utilities’ total capital.

(iii) the return on equity component, shall equal the product of the NU Companies’ return on equity (“ROE”) of 12.8% and the ratio that common equity is to the NU Companies’ total capital.

(b)

Federal Income Tax shall equal

[(A+[(C+B)/D]x (FT)] divided by (1-FT)

where FT is the Federal Income Tax Rate and A is the sum of the preferred stock component and the return on equity component, as determined in Sections II.A.2.(a)(ii) and (iii) above, B is Localized Transmission Related Amortization of Investment Tax Credits, as determined in Section II.D., below, C is the Equity AFUDC component of Localized Transmission Depreciation Expense, as defined in Section II.B., and D is Localized Transmission Investment Base, as Determined in II.A.1., above.

( c)

State Income Tax Shall equal:

[(A+[(C+B)/D] + Federal Income Tax) x (ST)] divided by (1-ST)

where ST is the State Income Tax Rate, A is the sum of the preferred stock component and return on equity component determined in Sections II.A.2.(a)(ii) and (iii) above, B is the Localized Transmission Related Amortization of Investment Tax Credits as determined in Section II.D. below, C is the equity AFUDC component of Localized Transmission Depreciation Expense, as defined in Section II.B., D is the Localized Transmission Investment Base, as determined in II.A.1. above and Federal Income Tax is the rate determined in Section II.A.2.(b) above.

B.

Localized Transmission Depreciation Expense shall equal the sum of Depreciation Expense for Localized Transmission Plant, plus an allocation of General Plant Deprecation Expense calculated by multiplying General Plant Depreciation Expense by the Transmission Wages and Salaries Allocation Factor and further multiplied by the Localized Transmission Allocation Factor.

C.

Localized Transmission Related Amortization of Loss on Reacquired Debt shall equal the NU Companies’ electric Amortization of Loss on Reacquired Debt multiplied by the Total Localized Plant Allocation Factor.

D.

Localized Transmission Related Amortization of Investment Tax Credits shall equal the NU Companies’ electric Amortization of Investment Tax Credits multiplied by the Total Localized Plant Allocation Factor.

E.

Localized Transmission Related Municipal Tax Expense shall equal the NU Companies’ Total Municipal Tax Expense multiplied by the Total Localized Plant Allocation Factor.

F.

Localized Transmission Related Payroll Tax Expense shall equal the NU Companies’ electric Payroll Taxes expense, multiplied by the Transmission Wages and Salaries Allocation Factor, and further multiplied by the Localized Transmission Allocation Factor.

G.

Localized Transmission Operation and Maintenance Expense shall equal the NU Companies’ Transmission Operation and Maintenance Expense multiplied by the Localized Transmission Allocation Factor.

H.

Localized Transmission Related Administrative and General Expense shall equal the sum of (1) the NU Companies’ Administrative and General Expense multiplied by the Transmission Wages and Salaries Allocation Factor and further multiplied by the Localized Transmission Allocation Factor, (2) Property Insurance multiplied by the Total Localized Plant Allocation Factor, (3) Expenses included in Account 928 related to FERC Assessments multiplied by the Total Localized Plant Allocation Factor, (4) Federal and State transmission related expenses or assessments in Account 928 multiplied by the Localized Transmission Allocation Factor, (5) specific transmission related expenses included in Account No. 930.1, multiplied by the Localized Transmission Allocation Factor, and (6) specific Localized Facility related public education expenses included in Account 426.54.

I.

Transmission Support Expense shall equal the expense paid by the NU Companies’ for transmission support for Localized Facilities.

J.

Transmission Related Taxes and Fees Charge shall include any fee or assessment imposed by any governmental authority on transmission service provided under this Local Service Schedule that is not specifically identified under any other section of this Local Service Schedule, multiplied by the Localized Transmission Allocation Factor.

SUPPLEMENT NO. 1 TO

Schedule 21-NU

Service Over Hydro-Quebec Facilities

I.

Definitions:

Unless otherwise provided, capitalized terms used herein shall have the definitions provided in the Tariff including Schedule 21-NU to the OATT.

II.

Transmission Service Over Hydro-Quebec Facilities:

Transmission service over the Hydro-Quebec Facilities is provided pursuant to the terms and conditions of this Local Service Schedule.

III.

Rates For Transmission Service Over Hydro-Quebec Facilities:

A.

Rates for Point-To-Point Transmission Service over the Hydro-Quebec Facilities are set forth in the following rate schedules attached to this Supplement No. 1:  Rate Schedule HQ-LTF for Long-Term Firm Point-To-Point Transmission Service; Rate Schedule HQ-STF for Short-Term Firm Point-To-Point Transmission Service; and Rate Schedule HQ-NF for Non-Firm Point-To-Point Transmission Service.

B.

Rates for Network Transmission Service over the Hydro-Quebec Facilities are set forth in Attachment HQ-NETWORK attached to this Supplement No. 1.

SCHEDULE HQ-LTF

Hydro-Quebec Facilities

Long-Term Firm Point-To-Point

Transmission Service

CHARGE PROVISIONS

III.

For each month of service, NUSCO will bill the Transmission Customer the difference between: (1) the higher of the cumulative annual Embedded Cost Charges or the cumulative annual Opportunity Costs Charges, calculated on a monthly basis for each calendar year and (2) the cumulative annual amount of charges for Embedded Costs and Opportunity Costs preceding the service month for which the bill is being rendered. In January of each calendar year the cumulative billed amount for (2) above will be reset to zero (0).

A.

EMBEDDED COST CHARGE

1.

Determination of Embedded Cost Charge

The Embedded Cost Charge will provide for recovery of the embedded costs of the Hydro-Quebec Facilities of the NU Companies. The Embedded Cost Charge for each month will be the product of: (a) the "NU Companies' Formula Rate" (expressed in $ per kilowatt-year), divided by twelve (12) months, and (b) the Reserved Capacity (expressed in kilowatts).

2.

NU Companies Formula Rate

The NU Companies' formula rate shall be determined in accordance with the rate formulas specified in Appendix A of this Schedule HQ-LTF ("Formula Rate"), being applied to the costs recorded on each of the NU Companies' books of account (i.e., FERC Form 1). The Formula Rate shall be determined on the basis of estimated costs for each year until the actual NU Companies' costs for such year are determined. Thereafter, payments made on such estimate shall be recalculated based on actual data for that year, and an appropriate billing adjustment shall be made pursuant to Section 7 of this Local Service Schedule.

3.

Tax Rates and Taxes

The Formula Rate in effect during a Service Year shall be based on the local, state, and federal tax rates and taxes in effect during the prior year.  If, at any time, additional or new taxes are imposed on the NU Companies or existing taxes are removed, the Formula Rate will be appropriately modified and filed with the Commission in accordance with Part 35 of the Commission's regulations.

4.

Provision re: Exchanges

With respect to Entitlement Transactions or Energy Transactions or other transactions that involve an exchange, each party to such transaction shall be treated as an individual Transmission Customer under the Tariff. Accordingly, a separate Schedule HQ-LTF or other applicable charge(s) will be calculated for, and a separate bill will be rendered to, each such individual Transmission Customer.

5.

Discounts

Three principal requirements apply to discounts for transmission service as follows: (1) any offer of a discount made by the NU Companies must be announced to all Eligible Customers solely by posting on the OASIS, (2) any customer initiated requests for discounts (including requests for use by one’s wholesale merchant or an affiliate’s use) must occur solely by posting on the OASIS, and (3) once a discount is negotiated, details must be immediately posted on the OASIS. For any discount agreed upon for service on a path, from point(s) of receipt to point(s) of delivery, the NU Companies must offer the same discounted transmission service rate for the same time period to all Eligible Customers on all unconstrained transmission paths that go to the same point(s) of delivery on the Transmission System.

D.

OPPORTUNITY COSTS CHARGE

The Opportunity Costs Charge shall be determined each month in accordance with the provisions set forth in Appendix B of this Schedule HQ-LTF and the Service Agreement.

II.

In addition to the applicable charges set forth in Parts I and II of the Tariff, and as otherwise specified in the Service Agreement, the Transmission Customer shall pay to NUSCO each month the following additional charges for Hydro-Quebec Facilities Long- Term Firm Transmission Service provided during such month.

A.

Taxes and Fees Charge

B.

Regulatory Expenses Charge

C.

Other

A.

TAXES AND FEES CHARGE

If any governmental authority requires the payment of any fee or assessment or imposes any form of tax with respect to payments made for Hydro-Quebec Facilities Long-Term Firm Point-To-Point Transmission Service provided under the Tariff, not specifically provided for in any of the charge or rate provisions under the Tariff, including any applicable Interest charged on any deficiency assessment made by the taxing authority, together with any further tax on such payments, the obligation to make payment for any such fee, assessment, or tax shall be borne by the Transmission Customer. The NU Companies will make a separate filing with the Commission for recovery of any such costs in accordance with Part 35 of the Commission's regulations.

B.

REGULATORY EXPENSES CHARGE

The NU Companies shall have the right to make a Section 205 filing for recovery of regulatory expenses associated with the Tariff and the Service Agreements.

C.

OTHER

The NU Companies shall have the right, at any time, unilaterally to file for a change in any of the provisions of this Schedule HQ-LTF in accordance with Section 205 of the Federal Power Act and the Commission's implementing regulations.

SCHEDULE HQ-LTF

Appendix A

DETERMINATION OF

THE NU COMPANIES' FORMULA RATE

FOR HYDRO-QUEBEC FACILITIES

LONG-TERM FIRM POINT-TO-POINT TRANSMISSION SERVICE

The NU Companies' Formula Rate for Hydro-Quebec Facilities Long-Term Firm Point-To-Point

                                        Ai1 - B i1

Formula Ratei   =                         C i1

Transmission Service ("Formula Rate") is an annual rate determined from the following formula.

WHERE:

•

i equals the calendar year during which service is being rendered (“Service Year”).

•

Ai-1 is the Annual Cost (expressed in dollars) of the Hydro-Quebec Facilities of the NU Companies for the calendar year prior to the Service Year. The Annual Revenue Requirements are determined pursuant to the formula specified in Exhibit 1 to this Appendix A.

•

Bi-1 is the actual transmission revenues (expressed in dollars) provided from the provision of transmission services over the Hydro-Quebec Facilities to others. The actual transmission revenues shall be those recorded on the books of the NU Companies in FERC Account Nos. 447 and 456 pertaining to Transmission of Electricity for Others and such other applicable FERC Account for the calendar year prior to the Service Year.

•

Ci-1 is the average of the NU Companies twelve monthly maximum transfer limits (expressed in kilowatts) on its share of the Hydro-Quebec Facilities for the calendar year prior to the Service Year.

SCHEDULE HQ-LTF

Appendix A

Exhibit 1

DETERMINATION OF ANNUAL TRANSMISSION REVENUE REQUIREMENTS

The Annual Transmission Cost for the NU Companies' Hydro-Quebec Facilities are the costs assessed by each of them in owning, operating, maintaining, and supporting those facilities, plus any applicable leasing costs and an allocable share of General Plant and other such plant and equipment. These costs shall be computed on a calendar-year basis using costs, from the calendar year prior to the Service Year.

In making such determinations, the provisions of the Uniform System of Accounts prescribed by FERC for Class A and Class B Public Utilities and Licensees shall be controlling.

The rate formula for determination of the annual revenue requirements for the Hydro-Quebec Facilities of the NU Companies are determined pursuant to this Appendix A of Schedule HQLTF, as follows:

A.

ANNUAL COST =

Sum of [each NU Company's Hydro-Quebec Facilities

transmission costs - Chester Static VAR Compensator].

SCHEDULE HQ-LTF

Appendix B

PROVISIONS FOR RECOVERY OF OPPORTUNITY COSTS FOR

HYDRO-QUEBEC FACILITIES

The types of Opportunity Costs that may be incurred by the NU Companies and charged to Transmission Customers in connection with the provision of Hydro-Quebec Facilities Long-  Term Firm Point-To-Point Transmission Service pursuant to a Service Agreement are described below.

1.

OUT OF RATE COSTS

1.1

Out of Rate Costs are incurred when: (i) the NU Companies are required under an ISO dispatch order to limit the operation of any of their generation Entitlements below the output level under economic dispatch or to "must run" any of their generation Entitlements above the levels associated with economic dispatch; and (ii) the ISO dispatch order adversely impacts the NU Companies' settlement billing or the settlement billing of another Transmission Customer that has a contractual right (through the purchase of an Entitlement from the NU Companies) to pass the cost back to the NU Companies; and (iii) the ISO does not grant a waiver of the Out of Rate Costs incurred pursuant to (i) and (ii) above.

1.2

The information required from the ISO to establish the existence and level of Out of Rate Costs and the Transmission Customer's responsibility for such costs will normally not be available to the NU Companies by the end of the billing month in which the Out of Rate Costs are incurred. Accordingly, the bills rendered for Hydro-Quebec Facilities Long-Term Firm Point-To-Point Transmission Service pursuant to Section 7 of the Tariff shall be subject to subsequent adjustment, as provided in Section F.2 of this Appendix B of Schedule HQ-LTF.

1.3

In circumstances where multiple transactions across a constrained transmission path are causing the incurrence of Out of Rate Costs, the Out of Rate Costs will be allocated first to the Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service customers under the Tariff to the extent that their service is not curtailed or interrupted pursuant to the provisions of the Tariff. If, after curtailment or interruption of such Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service and/or the allocation of Out of Rate Costs to Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service customers under the Tariff, Out of Rate Costs remain, such remaining costs will be allocated to Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service customers with the latest date (latest means, the latest dated Service Agreement for Hydro-Quebec Facilities Firm Point-To-Point Transmission Service or latest dated Reservation for Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service). Where the reduction in the number of megawatts of Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service and of Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service that would have been required to eliminate the need for the ISO limitation or "must run" in any hour exceeds the megawatts of actual Hydro-Quebec Facilities Non-Firm Point-To-Point

Transmission Service and Hydro-Quebec Facilities Long-Term and Short-Term Firm Point-To-Point Transmission Service of the latest applicable transaction in such hour, the excess Out of Rate Costs will be allocated to the next latest transaction and so on until the total additional megawatts of Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service that is required to be reduced to eliminate the need for such ISO limitation or "must run" order has been achieved. Whenever the transactions across a constrained transmission path that are causing the incurrence of Out of Rate Costs include off-system sales by the NU Companies, such NU Companies' off-system sales shall be included on the same basis as Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service and Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service transactions in determining responsibility for Out of Rate Costs and the date of the off-system sales contract or wholesale transaction shall be used to determine its "service agreement" or "reservation" date.

2.

OPPORTUNITY COSTS ON HYDRO-QUEBEC FACILITIES

2.1

Short-Term Power Transfers into New England The NU Companies' lost opportunities to purchase economic short-term power will occur when the amount of power that would be economical for the NU Companies to purchase in the market (at a validated, quoted delivered price below their decremental energy cost) exceeds the amount of the NU Companies' allocated share of Hydro-Quebec Facilities transfer capacity not then committed to others for Non-Firm Point-To-Point Transmission Service and Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service into New England and for purchases on behalf of Native Load Customers ("Short-Term Available Import Capacity"). Operating conditions in New England or elsewhere and/or the location of the seller may affect the amount of Short-Term Available Import Capacity.

The following steps comprise the procedures to be used in assigning such Opportunity Costs on Hydro-Quebec Facilities to Firm Transmission Service customers under the Tariff after assignment of any Opportunity Costs to Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service customers under the Tariff, pursuant to the provisions of the Tariff.

2.1.1

The megawatt (MW) difference, if any, between the aggregate of economic power purchase opportunities available and Short-Term Available Import Capacity will be determined hourly ("Import Shortfall").

2.1.2

To assign such Opportunity Costs on Hydro-Quebec Facilities to Transmission Customers, Service Agreements for Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service will be ordered (stacked) by date of execution of the Service Agreement under the Tariff, with the Hydro-Quebec Facilities Firm Point-To-Point Transmission Customers under the Tariff having the latest date being assigned the highest order number.

2.1.3

Firm Transmission Customers under the Tariff contributing to the MW amount of lost opportunities will be determined by aggregating MWs of the Reserved Capacity counting backward from the highest order number Firm Point-To-Point

Service Agreement under the Tariff until the aggregate MWs equals the Import Shortfall.

2.1.4

Such Opportunity Costs on Hydro-Quebec Facilities for each hour associated with the lowest cost purchase opportunity foregone will be assigned to the highest order numbered Hydro-Quebec Facilities Firm Point-To-Point Service Agreement(s) under the Tariff up to the MWs of such foregone purchase.

2.1.5

The MWs of the next lowest cost purchase foregone will be assigned to the MWs of the next following Hydro-Quebec Facilities Firm Point-To-Point Service Agreement under the Tariff or (next highest order number not fully included in the calculation in d. above) and so on until the MWs used to calculate the lost opportunities equals the Import Shortfall.

2.1.6

Such Opportunity Costs on Hydro-Quebec Facilities will be calculated for each hour by computing the difference between the cost of the economic power offered to, but not able to be taken by, the NU Companies and the decremental energy cost for the NU Companies for an equivalent amount of megawatt-hours (after reflecting applicable losses) of such foregone purchases. If however, the NU Companies elect to purchase power from an alternative supplier involving an unconstrained interface, such Opportunity Costs on Hydro-Quebec Facilities for each hour will be calculated as the difference between the cost of the economic power for the foregone transaction and the cost of economic power for the alternative transaction. The Service Agreement will set forth the method for calculating charges for Opportunity Costs on Hydro- Quebec Facilities associated with such foregone purchases.

2.1.7

Short-Term Power Transfers Out of New England The NU Companies' lost opportunities to sell short-term power will occur when the amount of power that would be economical for the NU Companies to sell in the market (at validated, quoted prices that exceed their incremental energy cost) exceeds the amount of the NU Companies' allocated share of the Hydro-Quebec Facilities transfer capacity out of New England not then committed for Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service out of New England ("Short-Term Available Export Capacity"). It is recognized that operating conditions in New England or elsewhere and/or the location of the buyer may affect the amount of Hydro-Quebec Facilities Short-Term Available Export Capacity.

2.2

The following steps comprise the procedures to be used in assigning such Opportunity Costs on Hydro-Quebec Facilities to Firm Point-To-Point Transmission Service Customers under the Tariff after assignment of Opportunity Costs to Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service customers under the Tariff, pursuant to the provision of the Tariff.

2.2.1

The megawatt (MW) difference, if any, between the aggregate of economic power sales opportunities and the Hydro-Quebec Facilities Short-Term Available Export Capacity will be determined hourly ("Export Shortfall").

2.2.2

To assign such Opportunity Costs on Hydro-Quebec Facilities to Firm Point-To-Point Transmission Customers, the date of Service Agreements under the Tariff for transmission service out of New England will be ordered (stacked) by date of the Hydro-Quebec Facilities Firm Point-To-Point Service Agreement under the Tariff (for NU Companies off-system sales, transmitted under the Tariff, the date used shall be the date of the sales contract or wholesale transaction), with the Hydro-Quebec Facilities Firm Point-To-Point Transmission Customers under the Tariff (or the NU Companies) having the latest execution date being assigned the highest order number.

2.2.3

Hydro-Quebec Facilities Firm Point-To-Point Transmission Customers under the Tariff (and/or the NU Companies) contributing to the MW amount of lost opportunities will be determined by aggregating MWs of Reserved Capacity (including contract or transaction amount of such NU Companies' sales) counting backward from the highest order number Hydro-Quebec Facilities Firm Point-To-Point Service Agreement under the Tariff (or contract or transaction of such NU Companies' sales) until the aggregate MWs equals the Export Shortfall.

2.2.4

Such Opportunity Costs on Hydro-Quebec Facilities for each hour associated with the highest priced sale opportunity foregone will be assigned to the highest order numbered Hydro-Quebec Facilities Firm Point-To-Point Service Agreement(s) under the Tariff (or contract or transaction for such NU Companies' sales) up to the MWs of such foregone sale.

2.2.5

The MWs of the next highest price sale foregone will be assigned to the  MWs of the next following Hydro-Quebec Facilities Firm Point-To-Point Service Agreement under the Tariff or NU Companies' off-system sale (next highest order number not fully included in the calculation in d. above) and so on until the MWs used to calculate the lost opportunities equals the Export Shortfall.

2.2.6

Such Opportunity Costs on Hydro-Quebec Facilities for each hour will be calculated by computing the difference between the price of the power for which willing buyers exist, but to whom sales cannot be made because of limited Hydro-Quebec Facilities Short-Term Available Export Capacity, and the incremental energy cost for the NU Companies for an equivalent amount of megawatt-hours (after reflecting applicable losses) of such foregone sales. If, however, the NU Companies elect to sell power to an alternative supplier involving an unconstrained interface, such Opportunity Costs on Hydro-Quebec Facilities will be calculated as the difference between the delivered price of power of the foregone transaction and the delivered price of power for the alternative transaction.  The Service Agreement will set forth the methodology for calculating charges for Opportunity Costs on Hydro-Quebec Facilities associated with such foregone sales.

3.

TIE LINE ADJUSTMENT COSTS

Service across the Hydro-Quebec Facilities into New England that results in a decrease in the amount of tie line benefits (expressed in kilowatts) reflected in the NU Companies' Capability Responsibility will be subject to claims for Opportunity Costs to account for reduction in such tie line benefits. The Service Agreement will set forth the methodology to determine the reduced tie line benefit to the NU Companies and to calculate the charge for recovery of such Opportunity Costs.

4.

OTHER OPPORTUNITY COSTS

Nothing in this Appendix B of Schedule HQ-LTF shall be construed to limit the right of the NU Companies to file unilaterally under Section 205 of the Federal Power Act for recovery of other Opportunity Costs incurred by the NU Companies in connection with Hydro-Quebec Facilities Long-Term Firm Point-To-Point Transmission Service to a Transmission Customer.

5.

LIMIT OF OPPORTUNITY COSTS

5.1

The aggregate annual Opportunity Costs billed across a given constrained interface shall be limited by the estimated annual levelized revenue requirement associated with new facilities that are technically and economically feasible to build and, if built, would increase the transfer capacity of the applicable interface to a level that would eliminate such costs. Such facilities and their costs will be designated in the Service Agreement. Opportunity Costs for all transactions will be accumulated and compared on an annual basis to the annual levelized revenue requirements associated with expanding the system as described above. The annual levelized revenue requirement so determined is the maximum cumulative Opportunity Costs that will be billed for that year for that interface for service in the applicable direction ("Cost Cap").

5.2

The Cost Cap shall not apply during the construction period set forth in the Service Agreement. The Companies shall not be restricted from filing a request for a waiver of the Cost Cap with the Commission on a case-by-case basis.

6.

OTHER PROVISIONS

6.1

Whenever the NU Companies determine in advance that they expect to charge the Transmission Customer for Opportunity Costs hereunder, the NU Companies will, if practicable, notify the Transmission Customer, based on the information then available, and give such Customer the option of interrupting its scheduled deliveries for an identified day in order to avoid charges for Opportunity Costs. It is explicitly recognized that the NU Companies may not unilaterally interrupt service to avoid the incurrence of Opportunity Costs, and the option to permit interruption rests solely with the Transmission Customer. It is also explicitly recognized that the NU Companies may not have the ability to make this determination on a timely basis and to provide notice in advance of scheduling deadlines and they shall not be liable in any manner for failure to provide advance notice under this paragraph or for changes in operating conditions that impact on anticipated availability of transmission capacity.

6.2

For any hour that the NU Companies incur an Opportunity Cost pursuant to this Appendix B of Schedule HQ-LTF and NUSCO determines that the Opportunity Cost would not have been incurred if the NU Companies were not providing Hydro-Quebec Facilities Long-Term Firm Point-To-Point Transmission Service to the Transmission Customer, NUSCO shall be obligated to notify the Transmission Customer within one month of the date on which it had knowledge of the incurrence of the Opportunity Costs. In the event that the then calculated annual cumulative Opportunity Costs exceed the annual cumulative charges previously billed to the Transmission Customer for Embedded Costs or Opportunity Costs pursuant to Section I. of Schedule LTF, NUSCO may render an immediate billing adjustment.

6.3

All claims for Opportunity Costs shall be accompanied by a written statement or other documentation: (i) showing that the Opportunity Costs were incurred; (ii) showing the calculation for the Opportunity Costs incurred and claimed; and (iii) showing that the Opportunity Costs would not have been incurred in the absence of the transaction being charged. If the Transmission Customer, in good faith, disputes NUSCO's claim for Opportunity Costs, such dispute must be made within a ninety (90) day period following the end of the Service Year for which the Opportunity Costs were claimed by NUSCO.

6.4

The NU Companies shall have the right, at any time, unilaterally to file for a change in any of the provisions of this Appendix B of Schedule HQ-LTF in accordance with Section 205 of the Federal Power Act and the Commission's implementing regulations.

SCHEDULE HQ-STF

Hydro-Quebec Facilities              Short-Term Firm Point-To-Point

Transmission Service

CHARGE PROVISIONS

I.

For each daily, weekly or monthly Transaction, NUSCO will bill the Transmission Customer the higher of: (1) the Embedded Cost Charge or (2) the Opportunity Cost Charges, calculated for the term of each such Transaction. For Transaction having a term greater than one month, NUSCO will bill the Transmission Customer the difference between: (1) the higher of the cumulative Embedded Cost Charges or the cumulative Opportunity Costs Charges, calculated from the effective date of Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service through the end of the service month and (2) the cumulative billed amount of charges for Embedded Costs and Opportunity Costs preceding the service month for which the bill is being rendered.

A.

EMBEDDED COST CHARGE

1.

Determination of Embedded Cost Charge

The Embedded Cost Charge will provide for recovery of the embedded costs of the Hydro-Quebec Facilities of the NU Companies. The Embedded Cost Charge for each month will equal the sum of the Embedded Cost Charges for each monthly (or longer term), weekly, or daily Transaction during such month.

The Embedded Cost Charge for each monthly Transaction shall be determined as the product of: (a) the NU Companies' Annual Rate for Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service ÷ twelve (12) months (expressed in $ per kilowatt-month) and (b) the Reserved Capacity set forth for such monthly Transaction (expressed in kilowatts).

The Embedded Cost Charge for each weekly Transaction shall be determined as the product of: (a) the NU Companies' Weekly Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Rate (expressed in $ per kilowatt-week), and (b) the Reserved Capacity set forth for such weekly Transaction (expressed in kilowatts). The NU Companies' Weekly Rate is the NU Companies' Annual Rate for Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service ÷ fifty-two (52) weeks.

The Embedded Cost Charge for each daily Transaction shall be determined as the product of: (a) the NU Companies' Daily Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Rate (expressed in $ per kilowatt-day), and (b) the Reserved Capacity set forth for such daily Transaction (expressed in kilowatts). The NU Companies' Daily Rate is the NU Companies' Weekly Rate for Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service ÷ five (5) days. The total of the charges for daily Transactions, under an individual reservation, in a seven (7) day period shall not exceed the charges based on the Weekly Rate and the maximum Reserved Capacity in the period.

2.

NU Companies' Annual Formula Rate for Hydro-Quebec Facilities Short-Term Transmission Service

The NU Companies' Annual Formula Rate for Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service shall be expressed in $ per kilowatt-year and shall be determined in accordance with the rate formula specified in Appendix A of this Schedule HQ-STF ("Formula Rate") being applied to the costs recorded on the NU Companies' books of account (i.e., FERC Form 1). The Formula Rate shall be determined on the basis of estimated costs for each year until the actual NU Companies' costs for such year are determined. Thereafter, payments made on such estimate shall be recalculated based on actual data for that year, and an appropriate billing adjustment shall be made pursuant to Section 7 of the Tariff.

3.

Tax Rates and Taxes

The Formula Rate set forth in this Schedule HQ-STF in effect during a Service Year shall be based on the local, state, and federal tax rates and taxes in effect during the prior year. If, at any time, additional or new taxes are imposed on the Companies or existing taxes are removed, the Formula Rate will be appropriately modified and filed with the Commission in accordance with Part 35 of the Commission's regulations.

4.

Provision re: Exchanges

With respect to Entitlement Transactions or Energy Transactions or other transactions that involve an exchange, each party to such transaction shall be treated as an individual Transmission Customer under the Tariff.   Accordingly, a separate Schedule HQ-STF or other applicable charge(s) will be calculated for, and a separate bill will be rendered to, each such individual Transmission Customer.

5.

Discounts

Three principal requirements apply to discounts for transmission service  as follows: (1) any offer of a discount made by the NU Companies must be announced to all Eligible Customers solely by posting on the OASIS, (2) any customer initiated requests for discounts (including requests for use by one’s wholesale merchant or an affiliate’s use) must occur solely by posting on the OASIS, and (3) once a discount is negotiated, details must be immediately posted on the OASIS. For any discount agreed upon for service on a path, from point(s) of receipt to point(s) of delivery, the NU Companies must offer the same discounted transmission service rate for the same time period to all Eligible Customers on all unconstrained transmission paths that go to the same point(s) of delivery on the Transmission System.

B.

OPPORTUNITY COSTS CHARGE

The Opportunity Costs Charge shall be determined each month in accordance with the provisions set forth in Appendix B of this Schedule HQ-STF and the Service Agreement.

II.

In addition to the applicable charges set forth in Section I of this Schedule HQ-STF, and as otherwise specified in the Service Agreement, the Transmission Customer shall pay to NUSCO each month the following additional charges for Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service provided during such month.

A.

Taxes and Fees Charge

B.

Regulatory Expenses Charge

C.

Other

A.

TAXES AND FEES CHARGE

If any governmental authority requires the payment of any fee or assessment or imposes any form of tax with respect to payments made for Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service provided under the Tariff, not specifically provided for in any of the charge or rate provisions under the Tariff, including any applicable interest charged on any deficiency assessment made by the taxing authority, together with any further tax on such payments, the obligation to make payment for any such fee, assessment, or tax shall be borne by the Transmission Customer. The NU Companies will make a separate filing with the Commission for recovery of any such costs in accordance with Part 35 of the Commission's regulations.

B.

REGULATORY EXPENSES CHARGE

The NU Companies shall have the right to make a Section 205 filing for recovery of regulatory expenses associated with the Tariff and the Service Agreements.

C.

OTHER

The NU Companies shall have the right, at any time, unilaterally to file for a change in any of the provisions of this Schedule HQ-STF in accordance with Section 205 of the Federal Power Act and the Commission's implementing regulations.

SCHEDULE HQ-STF

Appendix A

DETERMINATION OF

THE NU COMPANIES' FORMULA RATE

FOR HYDRO-QUEBEC FACILITIES

SHORT-TERM FIRM POINT-TO-POINT TRANSMISSION SERVICE

The NU Companies' Formula Rate for Hydro-Quebec Facilities Short-Term Firm Point-To-Point

                                        Ai1 - B i1

Formula Ratei   =                         C i1

Transmission Service ("Formula Rate") is an annual rate determined from the following formula.

WHERE:

•

i equals the calendar year during which service is being rendered ("Service Year").

•

Ai-1 is the Annual Cost (expressed in dollars) of the Hydro-Quebec Facilities of the NU Companies for the calendar year prior to the Service Year. The Annual Revenue Requirements are determined pursuant to the formula specified in Exhibit 1 to this Appendix A of Schedule HQ-STF.

•

Bi-1 is the actual transmission revenues (expressed in dollars) provided from the provision of transmission services over the Hydro-Quebec Facilities to others. The actual transmission revenues shall be those recorded on the books of the NU Companies in FERC Account Nos. 447 and 456 pertaining to Transmission of Electricity for Others and such other applicable FERC Account for the calendar year prior to the Service Year.

•

Ci-1 is the average of NU Companies' twelve monthly maximum transfer limits (expressed in kilowatts) on its share of the Phase I and Phase II DC facilities for the calendar year prior to the Service Year.

SCHEDULE HQ-STF

Appendix A

Exhibit 1

DETERMINATION OF ANNUAL TRANSMISSION REVENUE REQUIREMENTS

The Annual Transmission Cost for the NU Companies' Hydro-Quebec Facilities are the costs assessed by each of them in owning, operating, maintaining, and supporting those facilities, plus any applicable leasing costs and an allocable share of General Plant and other such plant and equipment. These costs shall be computed on a calendar-year basis using costs, from the calendar year prior to the Service Year.

In making such determinations, the provisions of the Uniform System of Accounts prescribed by FERC for Class A and Class B Public Utilities and Licensees shall be controlling.

The rate formulae for determination of the annual revenue requirements for the Hydro-Quebec Facilities of the NU Companies are determined pursuant to this Appendix A of Schedule HQSTF, as follows:

A.

ANNUAL REVENUE REQUIREMENTS = Sum of [each NU Companies' Hydro-Quebec Facilities transmission costs - Chester Static VAR Compensator].

SCHEDULE HQ-STF

Appendix B

PROVISIONS FOR RECOVERY OF OPPORTUNITY COSTS

FOR HYDRO-QUEBEC FACILITIES

The types of Opportunity Costs that may be incurred by the NU Companies and charged to Transmission Customers in connection with the provision of Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service pursuant to a Service Agreement are described below.

OUT OF RATE COSTS

1.1

Out of Rate Costs are incurred when: (i) the NU Companies are required under an ISO dispatch order to limit the operation of any of their generation Entitlements below the output level under economic dispatch or to "must run" any of their generation Entitlements above the levels associated with economic dispatch; and (ii) the ISO dispatch order adversely impacts the NU Companies' settlement billing or the settlement billing of another Transmission Customer that has a contractual right (through the purchase of an Entitlement from the NU Companies) to pass the cost back to the NU Companies; and (iii) the ISO does not grant a waiver of the Out of Rate Costs incurred pursuant to (i) and (ii) above.

1.2

The information required from the ISO to establish the existence and level of Out of Rate Costs and the Transmission Customer's responsibility for such costs will normally not be available to the NU Companies by the end of the billing month in which the Out of Rate Costs are incurred. Accordingly, the bills rendered for Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service pursuant to Section 7 of the Tariff shall be subject to subsequent adjustment, as provided in Section E.2 of this Appendix B of Schedule HQ-STF.

1.3

In circumstances where multiple transactions across a constrained transmission path are causing the incurrence of Out of Rate Costs, the Out of Rate Costs will be allocated first to the Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service customers under the Tariff to the extent that their service is not curtailed or interrupted pursuant to the provisions of the Tariff. If, after curtailment or interruption of such Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service and/or the allocation of Out of Rate Costs to Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service customers under the Tariff, Out of Rate Costs remain, such remaining costs will be allocated to Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service customers with the latest date (latest means, the latest dated Service Agreement for Firm Point-To-Point Transmission Service).  Where the reduction in the number of megawatts of Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service that would have been required to eliminate the need for the ISO limitation or "must run" in any hour exceeds the megawatts of actual Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service of the latest applicable transaction in such hour, the excess Out of Rate Costs will be allocated to the next latest transaction and so on until the total additional megawatts of Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service that is required to be reduced to eliminate the need for such ISO limitation or "must run" order has been achieved. Whenever the transactions across a constrained transmission path that are causing the incurrence of Out of Rate Costs include off-system sales by the NU Companies, such NU Companies' off-system sales shall be included on the same basis as Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service transactions in determining responsibility for Out of Rate Costs and the date of the off-system sales contract or wholesale transaction shall be used to determine its "service agreement" or "transaction" date.

OPPORTUNITY COSTS ON HYDRO-QUEBEC FACILITIES

2.1

Short-Term Power Transfers into New England

The NU Companies' lost opportunities to purchase economic short-term power will occur when the amount of power that would be economical for the NU Companies to purchase in the market (at a validated, quoted delivered price below their decremental energy cost) exceeds the amount of the NU Companies' allocated share of Hydro-Quebec Facilities transfer capacity not then committed to others for Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service into New England and for purchases on behalf of Native Load Customers ("Short-Term Available Import Capacity"). Operating conditions in New England or elsewhere and/or the location of the seller may affect the amount of Hydro-Quebec Facilities Short-Term Available Import Capacity.

The following steps comprise the procedures to be used in assigning such Opportunity Costs on Hydro-Quebec Facilities to Firm customers under the Tariff after assignment of any Opportunity Costs to Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service customers under the Tariff, pursuant to the provisions of the Tariff.

2.1.1

The megawatt (MW) difference, if any, between the aggregate of economic power purchase opportunities available and Hydro-Quebec Facilities Short-Term Available Import Capacity will be determined hourly ("Import Shortfall").

2.1.2

To assign such Opportunity Costs on Hydro-Quebec Facilities to Transmission Customers, Firm Point-To-Point Service Agreements under the Tariff will be ordered (stacked) by date of execution of the Hydro-Quebec Facilities Firm Point-To-Point Service Agreement under the Tariff, with the Firm Point-To-Point Transmission Customers under the Tariff having the latest date being assigned the highest order number.

2.1.3

Hydro-Quebec Facilities Firm Point-To-Point Transmission Customers under the Tariff contributing to the MW amount of lost opportunities will be determined by aggregating MWs of Reserved Capacity counting backward from the highest order number Hydro-Quebec Facilities Firm Point-To-Point Service Agreement under the Tariff until the aggregate MWs equals the Import Shortfall.

2.1.4

Such Opportunity Costs on Hydro-Quebec Facilities for each hour associated with the lowest cost purchase opportunity foregone will be assigned to the highest order numbered Hydro-Quebec Facilities Firm Point-To-Point Service Agreement(s) under the Tariff up to the MWs of such foregone purchase.

2.1.5

The MWs of the next lowest cost purchase foregone will be assigned to the MWs of the next following Hydro-Quebec Facilities Firm Point-To-Point Service Agreement under the Tariff (next highest order number not fully included in the calculation in d. above) and so on until the MWs used to calculate the lost opportunities equals the Import Shortfall.

2.1.6

Such Opportunity Costs on Hydro-Quebec Facilities will be calculated for each hour by computing the difference between the cost of the economic power offered to, but not able to be taken by, the NU Companies and the decremental energy cost for the NU Companies for an equivalent amount of megawatt-hours (after reflecting applicable losses) of such foregone purchases. If however, the NU Companies elect to purchase power from an alternative supplier involving an unconstrained interface, such Opportunity Costs on Hydro-Quebec Facilities for each hour will be calculated as the difference between the cost of the economic power for the foregone transaction and the cost of economic power for the alternative transaction.  The Service Agreement will set forth the method for calculating charges for Opportunity Costs on Hydro-Quebec Facilities associated with such foregone purchases.

2.2

Short-Term Power Transfers Out of New England

The NU Companies' lost opportunities to sell Hydro-Quebec Facilities short-term power will occur when the amount of power that would be economical for the NU Companies to sell in the market (at validated, quoted prices that exceed their incremental energy cost) exceeds the amount of the NU Companies' allocated share of the Hydro-Quebec Facilities transfer capacity out of New England not then committed for Hydro-Quebec Facilities Long-Term and Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service out of New England ("Short-Term Available Export Capacity"). It is recognized that operating conditions in New England or elsewhere and/or the location of the buyer may affect the amount of Short-Term Available Export Capacity.

The following steps comprise the procedures to be used in assigning such Opportunity Costs on Hydro-Quebec Facilities to Firm Point-To-Point Customers under the Tariff after assignment of Opportunity Costs to Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service customers under the Tariff,  pursuant to the provision of the Tariff.

2.2.1

The megawatt (MW) difference, if any, between the aggregate of economic power sales opportunities and the Short-Term Available Export Capacity will be determined hourly ("Export Shortfall").

2.2.2

To assign such Opportunity Costs on Hydro-Quebec Facilities to Transmission Customers, the date of Hydro-Quebec Facilities Firm Point-To-Point Service Agreements under the Tariff for transmission service out of New England will be ordered (stacked) by date of the Firm Point-To-Point Service Agreement under the Tariff (for NU Companies off-system sales, transmitted under Hydro-Quebec Facilities Firm Point-To-Point Transmission Service under the Tariff, the date used shall be the date of the sales contract or wholesale transaction), with the

Hydro-Quebec Facilities Firm Point-To-Point Transmission Customers under the Tariff (or the NU Companies) having the latest execution date being assigned the highest order number.

2.2.3

Firm Point-To-Point Transmission Customers under the Tariff (and/or the NU Companies) contributing to the MW amount of lost opportunities will be determined by aggregating MWs of Reserved Capacity (including contract or transaction amount of such Companies' sales) counting backward from the highest order number Hydro-Quebec Facilities Firm Point-To-Point Service Agreement under the Tariff (or contract or transaction of such NU Companies' sales) until the aggregate MWs equals the Export Shortfall.

2.2.4

Such Opportunity Costs on Hydro-Quebec Facilities for each hour associated with the highest priced sale opportunity foregone will be assigned to the highest order numbered Hydro-Quebec Facilities Firm Point-To-Point Service Agreement under the Tariff (or contract or transaction for such Companies' sales) up to the MWs of such foregone sale.

2.2.5

The MWs of the next highest price sale foregone will be assigned to the MWs of the next following Firm Point-To-Point Service Agreement under the Tariff or NU Companies' off-system sale (next highest order number not fully included in the calculation in d. above) and so on until the MWs used to calculate the lost opportunities equals the Export Shortfall.

2.2.6

Such Opportunity Costs on Hydro-Quebec Facilities for each hour will be calculated by computing the difference between the price of the power for which willing buyers exist, but to whom sales cannot be made because of limited Hydro-Quebec Facilities Short-Term Available Export Capacity, and the incremental energy cost for the NU Companies for an equivalent amount of megawatt-hours (after reflecting applicable losses) of such foregone sales. If, however, the NU Companies elect to sell power to an alternative supplier involving an unconstrained interface, such Opportunity Costs on Hydro-Quebec Facilities will be calculated as the difference between the delivered price of power of the foregone transaction and the delivered price of power for the alternative transaction. The Service Agreement will set forth the methodology for calculating charges for Opportunity Costs on Hydro-Quebec Facilities associated with such foregone sales.

TIE LINE ADJUSTMENT COSTS

Service across the Hydro-Quebec Facilities into New England that results in a decrease in the amount of tie line benefits (expressed in kilowatts) reflected in the NU Companies' Capability Responsibility will be subject to claims for Opportunity Costs to account for reduction in such tie line benefits. The Service Agreement will set forth the methodology to determine the reduced tie line benefit to the NU Companies and to calculate the charge for recovery of such Opportunity Costs.

OTHER OPPORTUNITY COSTS

Nothing in this Appendix B of Schedule HQ-STF shall be construed to limit the right of the NU Companies to file unilaterally under Section 205 of the Federal Power Act for recovery of other

Opportunity Costs incurred by the Companies in connection with Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service to a Transmission Customer.

OTHER PROVISIONS

5.1

Whenever the NU Companies determine in advance that they expect to charge the Transmission Customer for Opportunity Costs hereunder, the NU Companies will, if practicable, notify the Transmission Customer, based on the information then available, and give such Customer the option of interrupting its scheduled deliveries for an identified day in order to avoid charges for Opportunity Costs. It is explicitly recognized that the NU Companies may not unilaterally interrupt service to avoid the incurrence of Opportunity Costs, and the option to permit interruption rests solely with the Transmission Customer. It is also explicitly recognized that the NU Companies may not have the ability to make this determination on a timely basis and to provide notice in advance of scheduling deadlines and they shall not be liable in any manner for failure to provide advance notice under this paragraph or for changes in operating conditions that impact on anticipated availability of transmission capacity.

5.2

For any hour that the NU Companies incur an Opportunity Cost pursuant to this Appendix B of Schedule HQ-STF and NUSCO determines that the Opportunity Cost would not have been incurred if the NU Companies were not providing Hydro-Quebec Facilities Short-Term Firm Point-To-Point Transmission Service to the Transmission Customer, NUSCO shall be obligated to notify the Transmission Customer within one month of the date on which it had knowledge of the incurrence of the Opportunity Costs. In the event that the then calculated cumulative Opportunity Costs exceed the cumulative charges previously billed to the Transmission Customer for Embedded Costs or Opportunity Costs pursuant to Section I. of Schedule HQ-STF, NUSCO may render an immediate billing adjustment.

5.3

All claims for Opportunity Costs shall be accompanied by a written statement or other documentation: (i) showing that the Opportunity Costs were incurred; (ii) showing the calculation for the Opportunity Costs incurred and claimed; and (iii) showing that the Opportunity Costs would not have been incurred in the absence of the transaction being charged. If the Transmission Customer, in good faith, disputes NUSCO's claim for Opportunity Costs, such dispute must be made within a ninety (90) day period following the end of the Service Year for which the Opportunity Costs were claimed by NUSCO.

5.4

The NU Companies shall have the right, at any time, unilaterally to file for a change in any of the provisions of this Appendix B of Schedule HQ-STF in accordance with Section 205 of the Federal Power Act and the Commission's implementing regulations.

SCHEDULE HQ-NF

Non-Firm Point-To-Point Hydro-Quebec Facilities

Direct Current Transmission Service

CHARGE PROVISIONS

I.

NUSCO shall bill the Transmission Customer for Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service, and the Transmission Customer shall be obligated to pay to NUSCO the charges as set forth in this Schedule HQ-NF as applicable.

A.

TRANSMISSION CHARGE

1.

General

The Transmission Customer shall pay to NUSCO each month the sum of the Transmission Charges calculated for all of its monthly Transactions, weekly Transactions, daily Transactions and hourly Transactions, each as set forth below.

With respect to any wholesale transactions that involve an exchange, each party to such Transaction shall be an individual Transmission Customer under the Tariff. Accordingly, a Transmission Charge, as applicable, will be calculated for, and a separate bill will be rendered to, each such Transmission Customer.

2.

Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service For Monthly Transactions

The Transmission Charge for each month applicable to a monthly Transaction shall be determined as the product of: (a) the rate posted on NU's Open Access Same-Time Information System ("OASIS") at the time the service is reserved, not to exceed the NU Companies' Annual Rate for Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service divided by twelve (12) months and (b) the Reserved Capacity set forth in the Transmission Customer's applicable Reservation for such month, expressed in kilowatts.

3.

Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service For Weekly Transactions

The Transmission Charge for each month applicable to weekly Transactions shall be the sum of the transmission charges determined for each weekly Transaction during such month. The transmission charge for each weekly Transaction shall be determined as the product of: (a) the rate posted on the NU Companies’ OASIS at the time the service is reserved, not to exceed the NU Companies' Weekly Hydro-Quebec Facilities Firm Point-To-Point Transmission Charge Rate (expressed in $ per kilowatt-week), and (b) the Reserved Capacity set forth in the Transmission Customer's applicable Reservation for such week (expressed in kilowatts). The NU Companies' Weekly Rate is the NU Companies' Annual Rate for Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service divided by fifty-two (52) weeks.

4.

Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service For Daily Transactions

The Transmission Charge for each month applicable to daily Transactions will be the sum of the transmission charges determined for each daily Transaction. The transmission charge for each daily Transaction shall be determined as the product of: (a) the rate posted on the NU Companies’ OASIS at the time the service is reserved, not to exceed the NU Companies' Daily Hydro-Quebec Facilities Firm Point-To-Point Transmission Charge Rate (expressed in $ per kilowatt-day), and (b) the Reserved Capacity set forth in the Transmission Customer's applicable Reservation for such day (expressed in kilowatts). The NU Companies' On-Peak Daily Rate is the Companies' Weekly Rate for Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service ÷ five (5) days. The NU Companies' Off-Peak Daily Rate is the NU Companies' Weekly Rate for Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service ÷ seven (7) days. The total of the charges for daily Transactions, under an individual Reservation, in a seven (7) day period shall not exceed the charges based on the Weekly Rate and the maximum Reserved Capacity in the period.

5.

Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service For Hourly Transactions

The Transmission Charge for each month applicable to hourly Transactions will be the sum of the transmission charges determined for each hourly Transaction. The transmission charge for each hour of an hourly Transaction shall be determined as the product of: (a) the rate posted on the NU Companies’ OASIS at the time the service is reserved, not to exceed the NU System Companies' Daily Hydro-Quebec Facilities Firm Point-To-Point Transmission Service Rate ÷ sixteen (16) hours (expressed in $ per kilowatt-hour), and (b) the Reserved Capacity as set forth in the Transmission Customer's applicable Reservation for such hour (expressed in kilowatts).  The NU Companies' Hourly On-Peak Rate is equal to the NU Companies' Daily Rate for Hydro-Quebec Facilities Non-Firm Transmission Service ÷ sixteen (16) hours. The NU Companies' Hourly Off-Peak Rate is equal to the NU Companies' Daily Rate for Hydro-Quebec Facilities Non-Firm Transmission Service divided by twenty-four (24) hours. The total of the charges for hourly Transactions, under an individual Reservation, in a twenty-four (24) hour period shall not exceed the charges based on the Daily Rate and the maximum Reserved Capacity in the period.

6.

Discounts

Three principal requirements apply to discounts for transmission service as follows: (1) any offer of a discount made by the NU Companies must be announced to all Eligible Customers solely by posting on the OASIS, (2) any customer initiated requests for discounts (including requests for use by one’s wholesale merchant or an affiliate’s use) must occur solely by posting on the OASIS, and (3) once a discount is negotiated, details must be immediately posted on the OASIS. For any discount agreed upon for service on a path, from point(s) of receipt to point(s) of delivery, the NU Companies must offer the same discounted transmission service rate for the same time period to all Eligible Customers on all unconstrained transmission paths that go to the same point(s) of delivery on the Transmission System.

7.

Credit to the Transmission Charge

Whenever service provided hereunder is interrupted or curtailed by the NU Companies, the Local Control Center or the ISO, the Transmission Charges to the Transmission Customer calculated pursuant to Sections A.1 through 5, of this Schedule HQ-NF shall be credited by an amount equal to the sum of the credits calculated for each hour of interruption or curtailment in service. The credit to the Transmission Customer for each such hour of interruption or curtailment shall be calculated as the product of (i) the applicable equivalent hourly charge for hourly, daily, weekly, or monthly Transactions, and (ii) the kilowatts of service interruption or curtailment during such hour.

8.

NU Companies' Annual Formula Rate for Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service

The NU Companies' Annual Formula Rate for Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service shall be expressed in $ per kilowatt-year and shall be determined in accordance with the rate formula specified in Appendix A of this Schedule HQ-NF ("Formula Rate"), being applied to the costs recorded on each of the NU Companies' books of account (i.e., FERC Form 1).  The Formula Rate shall be determined on the basis of estimated costs for each year until the actual NU Companies' costs for such year are determined. Thereafter, payments made on such estimate shall be recalculated based on actual data for that year, and an appropriate billing adjustment shall be made pursuant to Section 7 of the Tariff.

9.

Tax Rates and Taxes

The Formula Rate set forth in this Schedule HQ-NF in effect during a Service Year shall be based on local, state, and federal tax rates and taxes in effect during the prior year. If, at any time, additional or new taxes are imposed on the NU Companies or existing taxes are removed, the Formula Rate will be appropriately modified and filed with the Commission in accordance with Part 35 of the Commission's regulations.

II.

In addition to the applicable charges set forth in Parts I and II of the Tariff, and as otherwise specified in the Service Agreement, the Transmission Customer shall pay NUSCO each month the following additional charges for Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service provided during such month.

A.

Taxes and Fees Charge

B.

Regulatory Expenses Charge

C.

Other

A.

TAXES AND FEES CHARGE

If any governmental authority requires the payment of any fee or assessment or imposes any form of tax with respect to payments made for Hydro-Quebec Facilities Non-Firm Point-To-Point Transmission Service provided under the Tariff, not specifically provided for in any of the charge or rate provisions under the Tariff, including any applicable interest charged on any deficiency assessment made by the taxing authority, together with any further tax on such payments, the obligation to make payment for such fee, assessment, or tax shall be borne by the Transmission Customer. The NU Companies will make a separate filing with the Commission for recovery of any such costs in accordance with Part 35 of the Commission's regulations.

B.

REGULATORY EXPENSES

The NU Companies reserve their rights to make a Section 205 filing for recovery of their costs to administer the Tariff and the Service Agreements.

C.

OTHER

The NU Companies shall have the right, at any time, unilaterally to file for a change in any of the provisions of this Schedule HQ-NF in accordance with Section 205 of the Federal Power Act and the Commission's implementing regulations.

SCHEDULE HQ-NF

Appendix A

DETERMINATION OF

THE NU COMPANIES' FORMULA RATE

FOR HYDRO-QUEBEC FACILITIES

NON-FIRM POINT-TO-POINT TRANSMISSION SERVICE

The NU Companies' Formula Rate for Hydro-Quebec Facilities Non-Firm Point-To-Point

                                        Ai1 - B i1

                                    _________

Formula Ratei   =                         C i1

Transmission Service ("Formula Rate") is an annual rate determined from the following formula.

WHERE:

•

i equals the calendar year during which service is being rendered ("Service Year").

•

Ai-1 is the Annual Cost (expressed in dollars) of the Hydro-Quebec Facilities of the NU Companies for the calendar year prior to the Service Year. The Annual Revenue Requirements are    determined pursuant to the formula specified in Exhibit 1 to this Appendix A of Schedule HQ-NF.

•

Bi-1 is the actual transmission revenues (expressed in dollars) provided from the provision of transmission services over the Hydro-Quebec Facilities to others. The actual transmission revenues shall be those recorded on the books of the NU Companies in FERC Account Nos. 447 and 456 pertaining to Transmission of Electricity for Others and such other applicable FERC Account for the calendar year prior to the Service Year.

•

Ci-1 is the average of the NU Companies’ monthly peak load (expressed in kilowatts of its share of the Hydro-Quebec Facilities of the NU Companies, for the calendar year prior to the Service Year, as reported in FERC Form No. 1.

SCHEDULE HQ-NF

Appendix A

Exhibit 1

DETERMINATION OF ANNUAL TRANSMISSION REVENUE REQUIREMENTS

The Annual Transmission Cost for the NU Companies' Hydro-Quebec Facilities are the costs assessed by each of them in owning, operating, maintaining, and supporting those facilities, plus any applicable leasing costs and an allocable share of General Plant and other such plant and equipment. These costs shall be computed on a calendar-year basis using costs, from the calendar year prior to the Service Year.

In making such determinations, the provisions of the Uniform System of Accounts prescribed by FERC for Class A and Class B Public Utilities and Licensees shall be controlling.

The rate formula for determination of the annual revenue requirements for the Hydro-Quebec Facilities of the NU Companies are determined pursuant this Appendix A of Schedule HQ-NF, as follows:

A.

ANNUAL REVENUE REQUIREMENTS = Sum of [each NU Companies' Hydro-

Quebec Facilities transmission costs-Chster Static VAR Compensator].

ATTACHMENT HQ-NETWORK

Charge Provisions For Hydro-Quebec Facilities Network Integration Transmission Service

I.

CHARGES FOR HYDRO-QUEBEC FACILITIES FOR NETWORK TRANSMISSION SERVICE

A.

DEMAND CHARGE

1.

Determination of Demand Charge

The Demand Charge will be determined in accordance with Section 34.1 of the Tariff.

2.

NU Companies' Annual Transmission Cost

The annual Transmission Cost shall be determined in accordance with the rate formula specified in Appendix A of this Attachment HQ-NETWORK ("Formula Requirement"), being applied to the costs recorded on each of the NU Companies' books of accounts (i.e., FERC Form 1). The Formula Requirement shall be determined on the basis of estimated costs for each year until the actual NU Companies' costs for such year are determined.  Thereafter, payments made on such estimate shall be recalculated based on actual data for that year, and an appropriate billing adjustment shall be made pursuant to Section 7 of the Tariff.

B.

TAX RATES AND TAXES

The Formula Costs set forth in this Attachment HQ-NETWORK in effect during a Service Year shall be based on local, state, and federal tax rates and taxes in effect during the prior year. If, at any time, additional or new taxes are imposed on the NU Companies or existing taxes are removed, the Formula Requirements will be appropriately modified and filed with the Commission in accordance with Part 35 of the Commission's regulations.

II.

In addition to the applicable charges set forth in Parts I and III of the Tariff, and as otherwise specified in the Service Agreement, the Transmission Customer shall pay to NUSCO each month the following additional charges for Hydro-Quebec Facilities Network Transmission Service provided during such month.

A.

Taxes and Fees Charge

B.

Regulatory Expenses Charge

C.

Other

A.

TAXES AND FEES CHARGE

If any governmental authority requires the payment of any fee or assessment or imposes any form of tax with respect to payments made for service provided under the Tariff, not specifically provided for in any of the charge or rate provisions under the Tariff, including any applicable interest charged on any deficiency assessment by the taxing authority, together with any further tax on such payments, the obligation to make payment for any such fee, assessment, or tax shall be borne by the Transmission Customer. The NU Companies will make a separate filing with the Commission for recovery of any such costs in accordance with Part 35 of the Commission's regulations.

B.

REGULATORY EXPENSES CHARGE

The NU Companies shall have the right to make a Section 205 filing for recovery of regulatory expenses associated with the Tariff and the Service Agreements.

C.

OTHER

The NU Companies shall have the right, at any time, unilaterally to file for a change in any of the provisions of this Attachment HQ-NETWORK in accordance with Section 205 of the Federal Power Act and the Commission's implementing regulations.

ATTACHMENT HQ-NETWORK

Appendix A

DETERMINATION OF

THE NU COMPANIES'

HYDRO-QUEBEC FACILITIES

NETWORK FORMULA REQUIREMENTS

FOR TRANSMISSION SERVICE

The NU Companies' formula requirements for Hydro-Quebec Facilities Network Transmission

Formula Requirements   = Ai1 - B i1

Service is determined from the following formula.

WHERE:

•

i equals the calendar year during which service is being rendered ("Service Year").

•

Ai-1 is the Annual Cost (expressed in dollars) of the Hydro-Quebec Facilities of the NU Companies for the calendar year prior to the Service Year. The Annual Revenue Requirements are determined pursuant to the formula specified in Exhibit 1 to this Appendix A of Attachment HQ-NETWORK.

•

Bi-1 is the actual transmission revenues (expressed in dollars) provided from the provision of transmission services over the Hydro-Quebec Facilities to others. The actual transmission revenues shall be those recorded on the books of the NU Companies in FERC Account Nos. 447 and 456 pertaining to Transmission of Electricity for Others and such other applicable FERC Account for the calendar year prior to the Service Year.

ATTACHMENT HQ-NETWORK

Appendix A

Exhibit 1

DETERMINATION OF ANNUAL TRANSMISSION COSTS

The Annual Transmission Costs for the NU Companies' Hydro-Quebec Facilities are the costs assessed by each of them in owning, operating, maintaining, and supporting those facilities, plus any applicable leasing costs and an allocable share of General Plant and other such plant and equipment. These costs shall be computed on a calendar-year basis using costs, from the calendar year prior to the Service Year.

In making such determinations, the provisions of the Uniform System of Accounts prescribed by FERC for Class A and Class B Public Utilities and Licensees shall be controlling.

The rate formula for determination of the annual Costs for the Hydro-Quebec Facilities of the NU Companies are determined pursuant to this Appendix A of Attachment HQ-NETWORK, as follows:

A.

ANNUAL REVENUE REQUIREMENTS = Sum of [each NU Companies' Hydro-Quebec Facilities transmission costs -Chester Static VAR Compensator costs].

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

<FN1>  Excludes MWs associated with lump sum payment transactions identified in footnote 2.

<FN2>  Includes amortization of revenues from point-to-point transmission service provided to Consolidated Edison Energy Massachusetts, Inc. and NRG Energy, Inc. under contracts in which customers paid based on single lump sum payment.

<FN3>  Includes amortization of revenues from point-to-point transmission service provided to Consolidated Edison Energy Massachusetts, Inc. and NRG Energy, Inc. under contracts in which customers paid based on single lump sum payment.

<FN4>  Includes amortization of revenues from point-to-point transmission service provided to Consolidated Edison Energy Massachusetts, Inc. and NRG Energy, Inc. under contracts in which customers paid based on single lump sum payment.



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